NOTE: The symbol ***** indicates where confidential portions have been omitted and filed separately with the Securities and Exchange Commission.


                            MASTER PURCHASE AGREEMENT

This Agreement is made and entered into this 31st day of October 1996 by and between SAT (Societe Anonyme de Telecommunications) Networks and Telecommunications Division, 11 rue Watt, BP 370, 75626 PARIS CEDEX 13 France (hereinafter "SAT") and INNOVA Corporation, Gateway North, Building 2, 3225 South 116th Street, Seattle, Washington, 98168 USA (hereinafter "INNOVA").

Whereas a Cooperation Agreement dated 31-10-1996 ("the Cooperation Agreement") was entered into by the Parties for the purpose of making available to both of them a comprehensive range of high frequencies radiolinks through coordinated development of Products and reciprocal grant of distribution and manufacturing rights of Products developed by each Party:

Whereas SAT, anticipating important demands from its customers for the Products developed by INNOVA under the Cooperation Agreement wishes to be able to place purchase orders with INNOVA for substantial quantities of those Products.

Whereas INNOVA is willing to take appropriate measures to satisfy SAT's requirements without delay provided SAT makes a firm commitment regarding a minimum amount of purchase orders to be placed over a period of one year after completion of SAT's acceptance testing.

Whereas both parties recognize that, due to market constraints, any such commitment must be subjected to completion by INNOVA of its development tasks in accordance with the Time Schedule set forth in the Cooperation
Agreement and conformity of INNOVA Developed Products with specifications and standards to be followed for sales on the European market.

1.      PURCHASE AGREEMENT

SAT hereby agrees, subject to conditions set forth in Article 4 below, to purchase from INNOVA INNOVA Developed Products in the types and quantities shown in Annex I hereto. To fulfill this commitment, SAT shall issue purchase orders for such types and quantities over a maximum period of one (1) year ("the Purchase Period") after the "Acceptance Date" as defined in Article 2 below.

SAT agrees to issue its first rolling forecast and therefore purchase order during the last week of November 1996.

It is mutually agreed that SAT, in order to adapt to its customers' actual requirements, may request changes in the Product mix shown in Annex I by sending INNOVA a three (3) months prior written or telefaxed notice of the changes requested.

2.      VERIFICATION AND ACCEPTANCE DATE

A thorough verification that each types of Products shown in Annex I fulfills the requirements of the technical specifications and standards to be followed in the European market, as shown in detail in Annex II and Annex III hereto, shall be performed in SAT's premises in Paris (France) in the presence of INNOVA's engineers, if INNOVA so wishes, and in accordance with acceptance procedures to be mutually agreed. Each Party shall bear any expenses incurred by it in relation with the above described verification. The Parties will agree by December 1st 1996 on acceptance testing procedures.

SAT shall act promptly and in a commercially reasonable manner to complete such verification and notify INNOVA of the results thereof. Such verification is deemed by both parties to require a maximum period of forty-five (45) days after delivery to SAT of the relevant product for acceptance testing. Unless otherwise notified by SAT, the relevant product is deemed accepted fifty (50) days after the delivery to SAT for acceptance.


                              31/10/96    Page                                 1

         SAT reserves the right to perform acceptance testing in INNOVA's premises in the USA, with 15 days advance notice before the scheduled delivery dale to SAT for acceptance testing.

         The date upon which verification that all types of Products listed in Annex I are in full compliance with the technical specifications of Annex II and standards of Annex III shall have been performed successfully is termed the "Acceptance Date".

3.       CHANGES IN STANDARDS

         INNOVA recognizes that sales anticipated by SAT cannot be achieved unless the current release of Products designated in Annex I remain in compliance with the then-relevant technical standards established in the European market.

4.       CONDITIONS OF SAT'S COMMITMENT

         SAT's obligation to purchase Products under Article I above is subject to:

         (i) the Acceptance Date as to each INNOVA Developed Product taking place not later than:

         - May 1, 1997, for the INNOVA-Developed Products operating at 15, 18, 23, 26 and 38 GHz;

         - August 1, 1997, for the INNOVA-Developed Products operating at 13 GHz, provided SAT has not notified INNOVA by December 1, 1996, of its intention to develop the 2, 4, and 8x2 MB/s product at 13 GHz.

         and,

         (ii) if SAT has made a proposal for the sale of a total quantity of more than ***** (*****) units of Products to Bouygues Telecom, the INNOVA Developed Products that are the subject of such proposal shall be in compliance with the additional requirements (Bouygues Telecom Radiolink Requirements) detailed in Annex IV.

         Should any one or both of the above conditions not be fulfilled, then SAT's obligation to purchase Products, above and beyond those orders already issued, shall be deemed null and void in its entirety, unless otherwise agreed in writing between the Parties.

         In the event the Acceptance Date as to any INNOVA Developed Product has taken place not later than the dates in Paragraph 4(i) above, then SAT's commitment to place purchase orders under Article I shall thereafter be subject to all INNOVA supplied Products designated in Annex I remaining in compliance with the then-current ETSI standard at the time of delivery.

         Should INNOVA fail to do so, then, from the date upon which INNOVA's failure shall have been recorded by written notice to INNOVA specifying such failures which failure is not cured within thirty (30) days after INNOVA's receipt of such notice, SAT shall cease to be bound by any obligation to place any purchase orders in addition to those already placed, unless otherwise agreed in writing between the Parties.

         In addition, any default by INNOVA in meeting any other material obligations under the Cooperation Agreement, if not remedied within forty five (45) days after receipt of a notice to remedy sent by SAT, shall entitle SAT to suspend any placing of any purchase orders in addition to those already placed and/or, at SAT's sole option, to terminate this agreement by written notice without liability of any kind to INNOVA.

5.       PURCHASE ORDERS TERMS


                              31/10/96    Page                                 2

         All purchase orders issued by SAT to comply with the purchase commitment taken hereunder shall be placed under the terms and conditions set forth in the Cooperation Agreement.

         All deliveries shall be made "CIP Paris (France) airport" according to the 1990 Incoterms published by the International Chamber of Commerce.

         The applicable prices shall be the prices mentioned in Annex 2 of the Cooperation Agreement.

         Initial ordering information is described in Annex V.

6.       INDIRECT AND CONSEQUENTIAL LIABILITY

         Under no circumstances shall either Party be unable to the other Party for indirect or consequential loss or damages.

7.       GOVERNING LAW

         This Agreement shall be governed by tile laws of Swiss Federal Code of Obligations.

8.       DISPUTES

         Any disputes arising out of or in connection with this Agreement shall be finally settled by binding arbitration conducted in Geneva (Switzerland) under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules.

9.       INTERPRETATION

         Neither the recitals at the beginning of this Agreement nor the captions to the various provisions hereof sha1l be relied upon in interpreting this Agreement. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Cooperation Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in two (2) original counterparts as of the date first above written.

         For INNOVA CORPORATION                   For SAT (Societe Anonyme
                                                  de Telecommunications)

         By /s/ JEAN FRANCOIS GRENON              By /s/  MARC MATHIEU
            ------------------------                ----------------------------
                 (Signature)                                (Signature)

             JEAN FRANCOIS GRENON                         MARC MATHIEU
            ------------------------                ----------------------------
                 (print name)                               (print name)

                  PRESIDENT                                EXECUTIVE V.P.
            ------------------------                ----------------------------
                   (title)                                    (title)


                              31/10/96    Page                                 3

                                     ANNEX I
________________________________________________________________________________

                                                        Additional quantities(*)
                               1 + 0    1 + 1    Total   1 + 0   1 + 1     Total
________________________________________________________________________________
13 GHz             2x2 & 4x2                             *****   *****
                   4x2 & 8x2                             *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal                              *****   *****     *****
--------------------------------------------------------------------------------
15 GHz             2x2 & 4x2   *****    *****            *****   *****
                   4x2 & 8x2   *****    *****            *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal    *****    *****    *****   *****   *****     *****
--------------------------------------------------------------------------------
18 GHz             2x2 & 4x2   *****    *****            *****   *****
                   4x2 & 8x2   *****    *****            *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal    *****    *****    *****   *****   *****     *****
--------------------------------------------------------------------------------
23 GHz             2x2 & 4x2   *****    *****            *****   *****
                   4x2 & 8x2   *****    *****            *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal    *****    *****    *****   *****   *****     *****
--------------------------------------------------------------------------------
26 GHz             2x2 & 4x2   *****    *****            *****   *****
                   4x2 & 8x2   *****    *****            *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal    *****    *****    *****   *****   *****     *****
--------------------------------------------------------------------------------
38 GHz             2x2 & 4x2   *****    *****            *****   *****
                   4x2 & 8x2   *****    *****            *****   *****
--------------------------------------------------------------------------------
(1 + 0 terminals)  Subtotal    *****    *****    *****   *****   *****     *****
--------------------------------------------------------------------------------
                  (1 + 0 terminals) Grand Total  *****                     *****
________________________________________________________________________________


(*) The Parties are obligated to order and supply additional quantities only if Innova develops and provides the 13 GHz version.






                              31/10/96    Page                                 4

                                    ANNEX 11

Technical specification XP4:


                              31/10/96    Page                                 5

                                    ANNEX III

ETSI Draft Standards

23 GHz: pr ETS 300 198, grade B as soon as defined
13/15/18 GHz: preliminary version DE/TM 4039 (class I systems), issue November 1996,

26 GHz: pr ETS 300 431 grade B.
38 GHz: pr ETS 300 197. grade B as soon as defined

EMC standard: pr ETS 300 385,
Environmental conditions: pr ETS 300 019 parts 1 & 2.


                              31/10/96    Page                                 6

                                    ANNEX IV

                    BOUYGUES TELECOM RADIO LINK REQUIREMENTS

In addition with the relevant ETSI specification parameters, Bouygues Telecom has the following requirements.

1 -  RECOVERY TIME AFTER FADING

This test is intended to verify the data recovery after a fade. It is performed as described below at three frequencies (low, mid and upper channel) at ambient temperature.

1. Set the received level of one ARU to a value below the BER 10-3 threshold, establishing loss of synchronisation.

2.   Wait up to 10 minutes with loss of synchronisation.

3. Slowly increase the signal level (speed less than 0.5 dB/sec) to the relevant ETSI BER 10(-3) level.

4. By observing the SIU record the time taken to re-establish the link (data recovery). The recovery time must be less than 2 seconds.

2 -  RESIDUAL BIT ERROR RATE (RBER) vs TEMPERATURE

This test is performed at a receive signal level +15 dB above the relevant ETSI 10(-3) level with the following temperature cycle.


                                   [GRAPHIC]

     With the above conditions, the errors accrued over any 15 hours period must be less than 9, which corresponds to RBER less than 1 x 10(-10).


                              31/10/96    Page                                 7

3 - INTERFERER MEASUREMENTS

In addition with the requirements of ETSI specifications, Bouygues Telecom has the following specification:

1.   Set the received level of one ARU relating to the ETSI BER 10-6 threshold.

2. Introduce separately interferers at the levels as indicated in the following table.

3.   The BER with any interferer must be less than 10-5.

                Frequency                                             3rd Adjacent &
Data Rate          GHz      Co channel   1st Adjacent  2nd Adjacent       more
---------       ----------  ----------   ------------  ------------   --------------
   2xE1             38      -100 dBm     -77 dBm        -59 dBm         -49 dBm

   2xE1             23      -103 dBm     -80 dBm        -62 dBm         -52 dBm

   4xE1             38      -98 dBm      -75 dBm        -57 dBm         -47 dBm

   4xE1             23      -100 dBm     -77 dBm        -59 dBm         -49 dBm

4 - NODAL TEST INTERFERENCE (Non-Contractual)

The following test is an additional test proposed by Bouygues Telecom to accommodate the potential interference conditions expected in a real network and applies levels as expected to exist within Bouygues Telecom Network.

1.   Set the received level of one ARU relating to the ETSI BER 10-6 threshold.

2. Simultaneously introduce interferers at the levels as indicated in the following table.

3.   The BER in these conditions must be less than 10-5.

                Frequency                                             3rd Adjacent &
Data Rate          GHz      Co channel   1st Adjacent  2nd Adjacent       more
---------       ----------  ----------   ------------  ------------   --------------
   2xE1            38       -100 dBm      -77 dBm       -59 dBm         -49 dBm

   2xE1            23       -103 dBm      -80 dBm       -62 dBm         -52 dBm

   4xE1            38       -98 dBm       -82 dBm       -57 dBm         -47 dBm

   4xE1            23       -100 dBm      -84 dBm       -59 dBm         -49 dBm


                              31/10/96    Page                                 8

                                                   ANNEX V

XP4 Unit Prices and Ordering Information

      The following are the initial Transfer Prices of the Units and are consistent with the low quantity Terminal Prices (less than 250 Links) specified in the Cooperation Agreement. Innova will issue the large quantity detailed price list by April 1st 1997.

      Specific Ordering Part Numbers for the Outdoor ARU Units to cover various tuning ranges within each band, transmit to receive spacing and traffic capacities etc., are attached.

ORDERING NUMBER          DESCRIPTION                     TRANSFER PRICE $US
---------------          -----------                     ------------------
841-20x381-xxx           Outdoor ARU Unit - 38 GHz             $*****
841-2Ox261-xxx           Outdoor ARU Unit - 26 GHz             $*****
841-2Ox234-xxx           Outdoor ARU Unit - 23 GHz             $*****
841-20xl8l-xxx           Outdoor ARU Unit - 19 GHz             $*****
841-20xl5l-xxx           Outdoor ARU Unit - 15 GHz             $*****
841-20xl3l-xxx           Outdoor ARU Unit - 13 GHz             $*****
841-301023-001           Indoor SIU Unit - 2x/4xEl             $*****
                         unbal
841-301024-001           Indoor SIU Unit - 4x/8xEl             $*****
                         unbal
841-101011-001           24cm Horn Antenna - 38 GHz            $*****
841-102001-001           34cm Horn Antenna - 38 GHz            $*****
841-101111-001           24cm Horn Antenna - 23 GHz            $*****
841-102111-001           34cm Horn Antenna - 23 GHz            $*****


                              31/10/96    Page                                 9

        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                04:57 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 13 GHz Specification    15 GHz Specification     18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

1.0    Data Interfaces
    -------------------------------------------------------------------------------------------------------------------------------
       1.10   Frequency Range                              12.75 to 13.25 GHz       14.4 to 15.35 GHz        17.7 to 19.7 GHz
    -------------------------------------------------------------------------------------------------------------------------------
       1.11   Tuning Range per Option                      300 MHz max              300 MHz max              350 MHz max
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Per Marketing            Per Marketing            Per Marketing
                                                           Ordering Numbers         Ordering Numbers         Ordering Numbers
                                                           & Options. T-R           & Options. T-R           & Options. T-R
                                                           spacings 266 MHZ         spacings 420 and 730     spacings 1010 MHz
      1.12   Frequency Plans Supported                                              MHz
    -------------------------------------------------------------------------------------------------------------------------------
      1.13   Link ID Codes                                 255                      255                      255
    -------------------------------------------------------------------------------------------------------------------------------
      1.14   Heat Extraction System                        Convection Cooling       Convection Cooling       Convection Cooling
    -------------------------------------------------------------------------------------------------------------------------------
      1.15   Installation & Maintenance                    Front Acess, except      Front Acess, except      Front Acess, except
             Access Req                                    for options              for options              for options
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Draft Tech Std PDH       Draft Tech Std PDH       Draft Tech Std PDH
      1.16   Technical Standards                           DRS Class 1              DRS Class 1              DRS Class 1
    -------------------------------------------------------------------------------------------------------------------------------
      1.17   EMC Standard                                  pr ETS 300 385           pr ETS 300 385           pr ETS 300 385
    -------------------------------------------------------------------------------------------------------------------------------
                                                           pr ETS 300 019           pr ETS 300 019           pr ETS 300 019
      1.18   Environmental Standard                        parts 1 & 2              parts 1 & 2              parts 1 & 2
    -------------------------------------------------------------------------------------------------------------------------------

2.0    Transmitter
    -------------------------------------------------------------------------------------------------------------------------------
      2.10   Type                                          Direct Modulation        Direct Modulation        Direct Modulation
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +18 dBm min,             +18 dBm min,             +18 dBm min,
      2.11   Power Output Standard                         typical +20 dBm          typical +20 dBm          typical +20 dBm
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +25 dBm min,             +25 dBm min,             +25 dBm min,
      2.12   Power Output High Power Option                typical +27 dBm          typical +27 dBm          typical +27 dBm
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Mininum Setable Power    Mininum Setable Power    Mininum Setable Power
      2.13   Power Output Reduction Range                  Output -10 dBm           Output -10 dBm           Output -10 dBm
    -------------------------------------------------------------------------------------------------------------------------------
      2.14   Power Output Control Setability               0.5 dB steps             0.5 dB steps             0.5 dB steps
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +/- 2dB typ, +/- 3dB     +/- 2dB typ, +/- 3dB     +/- 2dB typ, +/- 3dB
      2.15   Power Output Level Stability                  including Temp           including Temp           including Temp
    ------------------------------------------------------------------------------------------------------------------------------
      2.16   Power Output with Transmit Muted              Less than -30 dBm         Less than -30 dBm       Less than -30 dBm
    -------------------------------------------------------------------------------------------------------------------------------
      2.17   Transmit Mute ON/OFF switch Time              50 m sec                  50 m sec                 50 m sec
    -------------------------------------------------------------------------------------------------------------------------------
      2.18   Frequency Accuracy                            +/- 10 ppm maximum        +/- 10 ppm maximum       +/- 10 ppm maximum
    -------------------------------------------------------------------------------------------------------------------------------
      2.19   Channel Selection                             Digital Synthesizer       Digital Synthesizer      Digital Synthesizer
    -------------------------------------------------------------------------------------------------------------------------------
      2.20   Synthesizer Step size                         0.25 MHz                  0.25 MHz                 0.25 MHz
    -------------------------------------------------------------------------------------------------------------------------------
      2.21   Modulation                                    4 Level FSK               4 Level FSK              4 Level FSK
    -------------------------------------------------------------------------------------------------------------------------------
      2.22   Emission Bandwidth
    -------------------------------------------------------------------------------------------------------------------------------
      2.23           2x2 Mbits/s                           3.5 MHz @ 2xE1            3.5 MHz @ 2xE1           3.5 MHz @ 2xE1
    -------------------------------------------------------------------------------------------------------------------------------
      2.24           2x2 Mbits/s                           7 MHz @ 4xE1              7 MHz @ 4xE1             7 MHz @ 4xE1
    -------------------------------------------------------------------------------------------------------------------------------
      2.25           8x2 Mbits/s                           14 MHz @ 8xE1             14 MHz @ 8xE1            14 MHz @ 8xE1
    -------------------------------------------------------------------------------------------------------------------------------

3.0    Receiver
    -------------------------------------------------------------------------------------------------------------------------------
      3.10   Receiver Noise Figure                         5 dB typical              6 dB typical             7 dB typical
    -------------------------------------------------------------------------------------------------------------------------------
      3.11   IF Frequencies                                630 MHz and 70 MHz        630 MHz and 70 MHz       630 MHz and 70 MHz
    -------------------------------------------------------------------------------------------------------------------------------
      3.12   Demod Type                                    Line/DISC                 Line/DISC                Line/DISC
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Digital Synthesized       Digital Synthesized      Digital Synthesized
      3.13   Channel Selection                             Demod                     Demod                    Demod
    -------------------------------------------------------------------------------------------------------------------------------
      3.14   Step size                                     0.25 MHz minimum          0.25 MHz minimum         0.25 MHz minimum
    -------------------------------------------------------------------------------------------------------------------------------
      3.15   Maximum Rx Input                              -20 dBm                   -20 dBm                  -20 dBm
    -------------------------------------------------------------------------------------------------------------------------------
      3.16   Threshold @ BER=10-6
    -------------------------------------------------------------------------------------------------------------------------------
      3.17           2x2 Mbits/s                           -84 dBm max               -84 dBm max              -83 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.18           4x2 Mbits/s                           -81 dBm max               -81 dBm max              -80 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.19           8x2 Mbits/s                           -78 dBm max               -78 dBm max              -77 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.20   Threshold @ BER=10-3
    -------------------------------------------------------------------------------------------------------------------------------
      3.21           2x2 Mbits/s                           -88 dBm max               -88 dBm max              -87 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.22           4x2 Mbits/s                           -85 dBm max               -85 dBm max              -84 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.23           8x2 Mbits/s                           -82 dBm max               -82 dBm max              -81 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
      3.24   Multiple Interferrers Performance             ETSI and MPT 1409         ETSI and MPT 1420        ETSI and MPT 1414
    -------------------------------------------------------------------------------------------------------------------------------
      3.25   Receiver Image Rejection                      80 dB Minimun             80 dB Minimun            80 dB Minimun
    -------------------------------------------------------------------------------------------------------------------------------
      3.26   Receiver Spurious rejection                    +30dBc at +/- two         +30dBc at +/- two        +30dBc at +/- two
                                                           Channels or greater       Channels or greater      Channels or greater
    -------------------------------------------------------------------------------------------------------------------------------

Page 1   Printed 28/10/96   Innova Corp                       000-000021-SPC Rev 09SAT                    Confidential Information



-------------------------------------------------------------------------------------------------------------------------------
                                                          Design        FAT        Factory      Type     Install &    Packing &
        Specification Notes                             Evaluation   All Units   Sample Test  Approved   Commission   Shipping
-------------------------------------------------------------------------------------------------------------------------------
These tuning ranges support many ETSI and
FCC frequency plans                                          *                        *           *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *
-------------------------------------------------------------------------------------------------------------------------------
Marketing Ordering Numbers including tuning
ranges for all planned options and is released
as a separate document                                       *
-------------------------------------------------------------------------------------------------------------------------------
Speed Key selected                                           *           *                                    *
-------------------------------------------------------------------------------------------------------------------------------
No fans permissible in either the Indoor or
Outdoor Units. In some applications a moving air
system will be provided by the customers
equipment housing                                            *
-------------------------------------------------------------------------------------------------------------------------------
Access to the connectors at the front of the
Indoor Units is required. Options are EOW, Data
Chan, NMI, Aux Alarms                                        *
-------------------------------------------------------------------------------------------------------------------------------
Pending 13, 15, 18 GHz draft June 1996                       *                        *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *           *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *           *
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             *                                    *
-------------------------------------------------------------------------------------------------------------------------------
Measured at the Antenna Interface with the ARU               *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
Measured at the Antenna Interface with the ARU               *           *
-------------------------------------------------------------------------------------------------------------------------------
Power adjustment range is most important at 38
MHz where a range of 40dB is desirable                       *           *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *
-------------------------------------------------------------------------------------------------------------------------------
Required to meet ETSI spec. for spurious
transmitter output                                           *
-------------------------------------------------------------------------------------------------------------------------------
of reducing this spec.                                       *                        *
-------------------------------------------------------------------------------------------------------------------------------
least 5 years                                                *           *            *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                             *
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *           *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *           *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *                        *           *
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             *
-------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
-------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
-------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *
-------------------------------------------------------------------------------------------------------------------------------
ETSI spec. for a single carrier Input                        *                        *
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *           *                        *
-------------------------------------------------------------------------------------------------------------------------------
ETSI standards to be released                                *                        *            *
-------------------------------------------------------------------------------------------------------------------------------
                                                             *
-------------------------------------------------------------------------------------------------------------------------------
Inferrer is unmodulated                                      *                        *
-------------------------------------------------------------------------------------------------------------------------------

        XP4 SERIES TERMINAL SPECIFICATION  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (04:46 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        SECT      PARAMETER                                 13 GHz SPECIFICATION    15 GHz SPECIFICATION   18 GHz SPECIFICATION
        ---------------------------------------------------------------------------------------------------------------------------

4.0     ANTENNA DIPLEXING
    -------------------------------------------------------------------------------------------------------------------------------
        4.10  Diplexer Type                                Waveguide Structure      Waveguide Structure     Waveguide Structure
    -------------------------------------------------------------------------------------------------------------------------------
        4.11  Transmit to Receive Isolation                >50 dB                   >50 dB                  >50 dB
    -------------------------------------------------------------------------------------------------------------------------------
        4.12  Transmit Port Insertion Loss                 <3 dB                    <3 dB                   <3 dB
    -------------------------------------------------------------------------------------------------------------------------------
        4.13  Receive Port Insertion Loss                  <3 dB                    <3 dB                   <3 dB
    -------------------------------------------------------------------------------------------------------------------------------
        4.14  Antenna Port Interface                       Antennas                 Antennas                Antennas
    -------------------------------------------------------------------------------------------------------------------------------
        4.15  Antenna Interface Return Loss                15 dB min                15 dB min               15 dB min
    -------------------------------------------------------------------------------------------------------------------------------

5.0     RESIDUE BIT ERROR RATE
    -------------------------------------------------------------------------------------------------------------------------------
        5.10  +10dB ref. BER=10(6) spec. to -30dBm         >BER=10(-10) with FEC    >BER=10(-10) with FEC   >BER=10(-10) with FEC
    -------------------------------------------------------------------------------------------------------------------------------
        5.11  FEC Added Delay Time (2x2Mbits/s)            Less than 1 milli        Less than 1 milli       Less than 1 milli
                                                           second @ 2Mbits/s        second @ 2Mbits/s       second @ 2Mbits/s
    -------------------------------------------------------------------------------------------------------------------------------
        5.12  FEC Added Delay Time (4x2Mbits/s)            Less than 0.3 milli      Less than 0.3 milli     Less than 0.3 milli
                                                           second @ 2Mbits/s        second @ 2Mbits/s       second @ 2Mbits/s
    -------------------------------------------------------------------------------------------------------------------------------
        5.13  FEC Added Delay Time (8x2Mbits/s)            Less than 0.3 milli      Less than 0.3 milli     Less than 0.3 milli
                                                           second @ 2Mbits/s        second @ 2Mbits/s       second @ 2Mbits/s
    -------------------------------------------------------------------------------------------------------------------------------

6.0     SERVICE CHANNELS & ALARM CONTRACTS
    -------------------------------------------------------------------------------------------------------------------------------
        6.10  Voice Interface (Option Board)               One Circuit              One Circuit             One Circuit
    -------------------------------------------------------------------------------------------------------------------------------
        6.11           Connector                           RJ 11                    RJ 11                   RJ 11
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +7dBm Transmit,-14 dBm   +7dBm Transmit,-14 dBm  +7dBm Transmit,-14 dBm
                                                           Receive, 600 ohms        Receive, 600 ohms       Receive, 600 ohms
                                                           Balanced, +/- 3 dB       Balanced, +/- 3 dB      Balanced, +/- 3 dB
                                                           from 300Hz to 3100 Hz    from 300Hz to 3100 Hz   from 300Hz to 3100 Hz
        6.12  Interface 4Wire Balanced                     ref 1000Hz               ref 1000Hz              ref 1000Hz
    -------------------------------------------------------------------------------------------------------------------------------
        6.13  Data Interface (Option Board)                Up to 9600 Baud -        Up to 9600 Baud -       Up to 9600 Baud -
                                                           Asynchronous             Asynchronous            Asynchronous
    -------------------------------------------------------------------------------------------------------------------------------
        6.14           No. of Circuits                     One Circuit              One Circuit             One Circuit
    -------------------------------------------------------------------------------------------------------------------------------
        6.15           Connector                           RJ48                     RJ48                    RJ48
    -------------------------------------------------------------------------------------------------------------------------------
        6.16  Network Mang,mt Interface (Option Board)
    -------------------------------------------------------------------------------------------------------------------------------
        6.17           Multi unit looping plugs            RJ48                     RJ48                    RJ48
    -------------------------------------------------------------------------------------------------------------------------------
        6.18           No. of plugs                        Two                      Two                     Two
    -------------------------------------------------------------------------------------------------------------------------------
        6.19  XPView Interface
    -------------------------------------------------------------------------------------------------------------------------------
        6.20           Format                              RS 232                   RS 232                  RS 232
    -------------------------------------------------------------------------------------------------------------------------------
        6.21           Connector                           DB9 Female               DB9 Female              DB9 Female
                                                           (with EMC Filter)        (with EMC Filter)       (with EMC Filter)
    -------------------------------------------------------------------------------------------------------------------------------
        6.22  RSL Monitor
    -------------------------------------------------------------------------------------------------------------------------------
                                                           BNC@ARU with shorting    BNC@ARU with shorting   BNC@ARU with shorting
        6.23           Connector                           weather cap              weather cap             weather cap
    -------------------------------------------------------------------------------------------------------------------------------
        6.24  Standard Alarm Relay Outputs
    -------------------------------------------------------------------------------------------------------------------------------
        6.25           Number of Relays                    Five                     Five                    Five
    -------------------------------------------------------------------------------------------------------------------------------
        6.26           Contact Type                        Dry C Relay for each     Dry C Relay for each    Dry C Relay for each
                                                           Alarm                    Alarm                   Alarm
    -------------------------------------------------------------------------------------------------------------------------------
        6.27           Contact Rating                      80 Volts DC, 100 m/s     80 Volts DC, 100 m/s    80 Volts DC, 100 m/s
    -------------------------------------------------------------------------------------------------------------------------------
        6.28           Connector                           DB 15 Connector          DB 15 Connector         DB 15 Connector
    -------------------------------------------------------------------------------------------------------------------------------
        6.29  Auxiliary Alarm Interface (Option Board)
    -------------------------------------------------------------------------------------------------------------------------------
        6.30           Number of alarms                    Four                     Four                    Four
    -------------------------------------------------------------------------------------------------------------------------------
        6.31           Interface                           Relay outputs,           Relay outputs,          Relay outputs,
                                                           Ground lead inputs       Ground lead inputs      Ground lead inputs
    -------------------------------------------------------------------------------------------------------------------------------
        6.32           Connector                           DB 15 Connector          DB 15 Connector         DB 15 Connector
    -------------------------------------------------------------------------------------------------------------------------------



    ---------------------------------------------------------------------------------------------------------------------------
                                                  Design          FAT          Factory       Type      Install &     Packing &
        Specification Notes                     Evaluation     All Units     Sample Test   Approval    Commission    Shipping
    ---------------------------------------------------------------------------------------------------------------------------
4.0
    ---------------------------------------------------------------------------------------------------------------------------
        4.10
    ---------------------------------------------------------------------------------------------------------------------------
        4.11                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        4.12                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        4.13                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        4.14
    ---------------------------------------------------------------------------------------------------------------------------
        4.15  ETSI standard to be released           *
    ---------------------------------------------------------------------------------------------------------------------------

5.0
    ---------------------------------------------------------------------------------------------------------------------------
        5.10                                         *             *                                      *
    ---------------------------------------------------------------------------------------------------------------------------
        5.11                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        5.12                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        5.13
    ---------------------------------------------------------------------------------------------------------------------------

6.0
    ---------------------------------------------------------------------------------------------------------------------------
        6.10                                         *             *                                      *
    ---------------------------------------------------------------------------------------------------------------------------
        6.11
    ---------------------------------------------------------------------------------------------------------------------------
        6.12
    ---------------------------------------------------------------------------------------------------------------------------
        6.13                                         *             *
    ---------------------------------------------------------------------------------------------------------------------------
        6.14                                                                                              *
    ---------------------------------------------------------------------------------------------------------------------------
        6.15
    ---------------------------------------------------------------------------------------------------------------------------
        6.16
    ---------------------------------------------------------------------------------------------------------------------------
        6.17                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.18                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.19
    ---------------------------------------------------------------------------------------------------------------------------
        6.20                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.21                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.22                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.23  SIU test point low priority,
              can be monitored with XPView           *             *                                      *
    ---------------------------------------------------------------------------------------------------------------------------
        6.24
    ---------------------------------------------------------------------------------------------------------------------------
        6.25  One normally unenergised,
              four normally energised                *                                                    *
    ---------------------------------------------------------------------------------------------------------------------------
        6.26                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.27                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.28                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.29                                         *             *
    ---------------------------------------------------------------------------------------------------------------------------
        6.30
    ---------------------------------------------------------------------------------------------------------------------------
        6.31                                         *
    ---------------------------------------------------------------------------------------------------------------------------
        6.32                                         *
    ---------------------------------------------------------------------------------------------------------------------------


Page 2   Printed 28/10/96 Innova Corp.                                   000-000021 - SPC Rev 09 SAT   Confidential Information

        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (04:46 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                               13 GHz Specification     15 GHz Specification     18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

7.0     Data Interfaces
    -------------------------------------------------------------------------------------------------------------------------------
        7.10  Line code                                  HDB3                      HDB3                      HDB3
    -------------------------------------------------------------------------------------------------------------------------------
        7.11  Connector Type                             BNC 75 ohm unbalanced     BNC 75 ohm unbalanced     BNC 75 ohm unbalanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.12                                             RJ48 120 ohm balanced     RJ48 120 ohm balanced     RJ48 120 ohm balanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.13  Compatability (2 Mbits/s or T1 Interface)  CCITT G.703               CCITT G.703               CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.14      Input Rate Frequency Tolerance         CCITT G.703               CCITT G.703               CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.15      Data Output Pulse Mask                 CCITT G.703               CCITT G.703               CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.16      Data Output Return Loss                CCITT G.703               CCITT G.703               CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.17      Maximum Input Jitter                   CCITT G.823/824           CCITT G.823/824           CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.18      Maximum Output Jitter                  CCITT G.823/824           CCITT G.823/824           CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.19      Jitter Transfer                        CCITT G.823/824           CCITT G.823/824           CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.20      AIS Frequency                          CCITT G.703               CCITT G.703               CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.21      AIS Injection Point                    BER=10(3) or Frame Loss   BER=10(3) or Frame Loss   BER=10(3) or Frame Loss
    -------------------------------------------------------------------------------------------------------------------------------
        7.22      AIS Hystesterisis                      BER 10 (4)                BER 10 (4)                BER 10 (4)
    -------------------------------------------------------------------------------------------------------------------------------
        7.23      Input Pulse Dynamic Range              10 dB                     10 dB                     10 dB
    -------------------------------------------------------------------------------------------------------------------------------

8.0            Indoor to Outdoor Cable
    -------------------------------------------------------------------------------------------------------------------------------
        8.10  Number of Cables                           One                       One                       One
    -------------------------------------------------------------------------------------------------------------------------------
        8.11  Cable Type  RG223        21.6 o 72V DC     up to 40 metres (125ft)   up to 40 metres (125ft)   up to 40 metres
    -------------------------------------------------------------------------------------------------------------------------------
        8.12              RG223        43 to 72V DC      up to 80 metres (250ft)   up to 80 metres (250ft)   up to 80 metres
    -------------------------------------------------------------------------------------------------------------------------------
        8.13  Cable Type  Belden 9913  21.6 to 72DC      up to 150 metres (500ft)  up to 150 metres (500ft)  up to 150 metres
    -------------------------------------------------------------------------------------------------------------------------------
        8.14              Belden 9913  43 to 72V DC      up to 300 metres (1000ft) up to 300 metres (1000ft) up to 300 metres
    -------------------------------------------------------------------------------------------------------------------------------
        8.15  Cable Impedence                            50 ohms                   50 ohms                   50 ohms
    -------------------------------------------------------------------------------------------------------------------------------
        8.16  ARU & SIU Return Loss at signal
              frequencies                                15 dB min                 15 dB min                 15 dB min
    -------------------------------------------------------------------------------------------------------------------------------
        8.17  Connector Type                             Outdoor End-Type N male   Outdoor End-Type N male   Outdoor End-Type N
    -------------------------------------------------------------------------------------------------------------------------------
        8.18                                             Indoor End-Type N male    Indoor End-Type N male    Indoor End-Type N
    -------------------------------------------------------------------------------------------------------------------------------
        8.19  DC Voltage on Cable                        -21.6 to -72 Volts        -21.6 to -72 Volts        -21.6 to -72 Volts
    -------------------------------------------------------------------------------------------------------------------------------

9.0             Primary Power
    -------------------------------------------------------------------------------------------------------------------------------
        9.10  Protection Circuit                         Slow Blow Fuse            Slow Blow Fuse            Slow Blow Fuse
    -------------------------------------------------------------------------------------------------------------------------------
        9.11  Voltage Range                              21.6 to 72 V DC Max       21.6 to 72 V DC Max       21.6 to 72 V DC Max
    -------------------------------------------------------------------------------------------------------------------------------
        9.12  Polarity                                   Positive Grounded         Positive Grounded         Positive Grounded
    -------------------------------------------------------------------------------------------------------------------------------
                                                         Keyed DC power            Keyed DC power            Keyed DC power
        9.13  Reverse Polarity Protection                connector                 connector                 connector
    -------------------------------------------------------------------------------------------------------------------------------
                                                         less than 45 Watts,       less than 45 Watts,       less than 45 Watts,
        9.14  Watts per Terminal - 1xT1                  Std Power Option          Std Power Option          Std Power Option
    -------------------------------------------------------------------------------------------------------------------------------
                                                         less than 45 Watts,       less than 45 Watts,       less than 45 Watts,
        9.15  Watts per Terminal - 8xE1 or 8xT1          Std Power Option          Std Power Option          Std Power Option
    -------------------------------------------------------------------------------------------------------------------------------
                                                         less than 45 Watts,       less than 45 Watts,       less than 45 Watts,
        9.16  Watts per Terminal - 4x2 or 2x2 or 4xT1    Std Power Option          Std Power Option          Std Power Option
    -------------------------------------------------------------------------------------------------------------------------------
                                                         20 amps @ 60V;            20 amps @ 60V;            20 amps @ 60V;
        9.17  Switch on Inrush current                   duration < 100mS          duration < 100mS          duration < 100mS
    -------------------------------------------------------------------------------------------------------------------------------
                                                         IEC 1000-4-4 and          IEC 1000-4-4 and          IEC 1000-4-4 and
        9.18  DC Supply ripple input                     IEC 1000-4-5              IEC 1000-4-5              IEC 1000-4-5
    -------------------------------------------------------------------------------------------------------------------------------
                                                         From 15 volts to          From 15 volts to          From 15 volts to
                                                         24 volts in 10 sec        24 volts in 10 sec        24 volts in 10 sec
        9.19  Brown Out Restart Range                    or less                   or less                   or less
    -------------------------------------------------------------------------------------------------------------------------------

10.0    Weights
    -------------------------------------------------------------------------------------------------------------------------------
                                                        Less than 6 lbs            Less than 6 lbs           Less than 6 lbs
       10.10  Outdoor Units - ARU                       (2.8 kg)                   (2.8 kg)                  (2.8 kg)
    -------------------------------------------------------------------------------------------------------------------------------
                                                        Less than 4 lbs            Less than 4 lbs           Less than 4 lbs
       10.11  Indoor Units - SIU Rack Mount (1RU)       (1.8 kg)                   (1.8 kg)                  (1.8 kg)
    -------------------------------------------------------------------------------------------------------------------------------
                                                        Less than 19 lbs           Less than 19 lbs          Less than 19 lbs
       10.12  24cm Horn Antenna with pole mount          (8.7 kg)                   (8.7 kg)                  (8.7 kg)
    -------------------------------------------------------------------------------------------------------------------------------
                                                        Less than 30 lbs           Less than 30 lbs          Less than 30 lbs
       10.13  34cm Horn Antenna with pole mount         (13.7 kg)                  (13.7 kg)                 (13.7 kg)
    -------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Design          FAT          Factory       Type     Install &    Packing &
        Specification Notes                             Evaluation     All Units     Sample Test   Approval   Commission   Shipping
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *             *
------------------------------------------------------------------------------------------------------------------------------------
Uses BER No 1 set to 10(3)                                   *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Limited by DC resistance of cable                            *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                                           *
------------------------------------------------------------------------------------------------------------------------------------
Limited by DC resistance of cable                            *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                                           *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Must provide fire protection for DC input fed
directly up the cable. Provide spare fuses in the
SIU Installation ldt                                         *             *
------------------------------------------------------------------------------------------------------------------------------------
Measure at SIU Shelf DC terminals. Covers the
nominal 48v and 60v applications                             *             *         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                       *
------------------------------------------------------------------------------------------------------------------------------------
Depends upon connector or terminal type                      *
------------------------------------------------------------------------------------------------------------------------------------
Measure at the input to the Indoor Unit over the
full voltage range                                           *             *
------------------------------------------------------------------------------------------------------------------------------------
Measure at the input to the Indoor Unit over the
full voltage range                                           *             *
------------------------------------------------------------------------------------------------------------------------------------
Measure at the input to the Indoor Unit over the
full voltage range                                           *             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
Returns to normal operation within 30 seconds                *
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------


Page 3 Printed 28/10/96 Innova Corp                   000-000021-SPC Rev 09SAT                             Confidential Information


XP4 SERIES TERMINAL SPECIFICATION (13, 15 & 18 GHz)
------------------------------------------------------------------
Rev 09 SAT              28-Oct-96               04:46 PM                                Originated By
------------------------------------------------------------------                                    ------------------------------




              SECT           PARAMETER                  13 GHz Specification      15 GHz Specification      18 GHz Specification
       -----------------------------------------------------------------------------------------------------------------------------

11.0          ENVIRONMENT - OPERATING & TRANSPORT & STORAGE
       -----------------------------------------------------------------------------------------------------------------------------
              OPERATING
       -----------------------------------------------------------------------------------------------------------------------------
       11.10  Temperature Outdoor Units                 -30 to +55 oC             -30 to +55 oC             -30 to +55 oC
       -----------------------------------------------------------------------------------------------------------------------------
       11.11  Temperature Indoor Units                  -10 to +55 oC             -10 to +55 oC             -30 to +55 oC
       -----------------------------------------------------------------------------------------------------------------------------

       11.12  ARU Cold Start Time to Normal Operation   Within 1 Hour at -30 oC   Within 1 Hour at -30 oC   Within 1 Hour at -30 oC
       -----------------------------------------------------------------------------------------------------------------------------
       11.13  Altitude                                  15,000 feet               15,000 feet               15,000 feet
       -----------------------------------------------------------------------------------------------------------------------------
       11.14  Relative Humidity                         up to 95% at +40oC        up to 95% at +40oC        up to 95% at +40oC
       -----------------------------------------------------------------------------------------------------------------------------

                                                        0-500 Hz with amptitude/  0-500 Hz with amptitude/  0-500 Hz with amptitude/
                                                        acceleration up           acceleration up           acceleration up
       11.15  Vibration                                 to 0.15mm/2g              to 0.15mm/2g              to 0.15mm/2g
       -----------------------------------------------------------------------------------------------------------------------------
       11.16  Transport & storage
       -----------------------------------------------------------------------------------------------------------------------------
       11.17  Temperature                               -30 to + 70 oC            -30 to + 70 oC            -30 to + 70 oC
       -----------------------------------------------------------------------------------------------------------------------------

                                                                                                            0-500 Hz with amptitude/
                                                        0-500 Hz with amptitude/  0-500 Hz with amptitude/  acceleration up
       11.18  Vibration                                 acceleration up           acceleration up           to 0.38mm/5g
       -----------------------------------------------------------------------------------------------------------------------------
                                                        Half sinusolidal with a   Half sinusolidal with a   Half sinusolidal with a
       11.19  Shock                                     peak of 20g up to         peak of 20g up to         peak of 20g up to 1ms
       -----------------------------------------------------------------------------------------------------------------------------
       11.20  Relative Humidity                         up to 95% at +40oc        up to 95% at +40oc        up to 95% at +40oc
       -----------------------------------------------------------------------------------------------------------------------------

12.0          CONTROL & MONITORING FACILITIES
       -----------------------------------------------------------------------------------------------------------------------------
                                                        Software based control    Software based control    Software based control
       12.10  Type                                      system                    system                    system
       -----------------------------------------------------------------------------------------------------------------------------


       12.11  Display                                   7 Segment LED             7 Segment LED             7 Segment LED
       -----------------------------------------------------------------------------------------------------------------------------
       12.12  This line not used
       -----------------------------------------------------------------------------------------------------------------------------
       12.13  XPView                                    Display of all            Display of all            Display of all
                                                        performance functions     performance functions     performance functions
       -----------------------------------------------------------------------------------------------------------------------------
       12.14                                            Display of all alarm      Display of all alarm      Display of all alarm
                                                        functions                 functions                 functions
       -----------------------------------------------------------------------------------------------------------------------------
       12.15                                            Configuration of          Configuration of          Configuration of
                                                        alarm functions           alarm functions           alarm functions
       -----------------------------------------------------------------------------------------------------------------------------
       12.16                                            Configuration of all      Configuration of all      Configuration of all
                                                        terminal functions        terminal functions        terminal functions
       -----------------------------------------------------------------------------------------------------------------------------
       12.17                                            Recall of last            Recall of last            Recall of last
                                                        configuration             configuration             configuration
       -----------------------------------------------------------------------------------------------------------------------------
       12.18                                            Local and Far End         Local and Far End         Local and Far End
                                                        Display                   Display                   Display
       -----------------------------------------------------------------------------------------------------------------------------
       12.19  Loop Back Facilities
       -----------------------------------------------------------------------------------------------------------------------------
       12.20                 Far End Loop Back          Each Tributary            Each Tributary            Each Tributary
                                                        Independently             Independently             Independently
       -----------------------------------------------------------------------------------------------------------------------------
       12.21                 Far End Loop Back          Each Tributary            Each Tributary            Each Tributary
                                                        Independently             Independently             Independently
       -----------------------------------------------------------------------------------------------------------------------------

13.0          CO AND ADJACENT CHANNEL C/1
       -----------------------------------------------------------------------------------------------------------------------------

       13.10  Performance Degradation Criteria          1 dB Degradation from     1 dB Degradation from     1 dB Degradation from
                                                        BER=10(6) Spec            BER=10(6) Spec            BER=10(6) Spec
       -----------------------------------------------------------------------------------------------------------------------------
       13.11  Co-Channel C/1
       -----------------------------------------------------------------------------------------------------------------------------
       13.12                 2x2 Mbits/s                23 dB                     23 dB                     23 dB
       -----------------------------------------------------------------------------------------------------------------------------
       13.13                 4x2 Mbits/s                23 dB                     23 dB                     23 dB
       -----------------------------------------------------------------------------------------------------------------------------
       13.14                 8x2 Mbits/s                23 dB                     23 dB                     23 dB
       -----------------------------------------------------------------------------------------------------------------------------
       13.15  Adjacent Channel C/1
       -----------------------------------------------------------------------------------------------------------------------------
       13.16                 2x, 4x, 8x E1              -3 dB                     -3 dB                     -3 dB
       -----------------------------------------------------------------------------------------------------------------------------

14.0          RECEIVE SIGNAL MONITORS
       -----------------------------------------------------------------------------------------------------------------------------
                                                        +0.1 volt per dB over     +0.1 volt per dB over     +0.1 volt per dB over
                                                        range; 1 volt equals      range; 1 volt equals      range; 1 volt equals
       14.10  Receive Signal Level @ ARU (BNC)          -80 dBm.                  -80 dBm.                  -80 dBm.
       -----------------------------------------------------------------------------------------------------------------------------
                                                        +/- 2 dB typical,         +/- 2 dB typical,         +/- 2 dB typical,
       14.11                 Threshold up to -30 dBm    +/- 3 dB max              +/- 3 dB max              +/- 3 dB max
       -----------------------------------------------------------------------------------------------------------------------------
       14.12                 Above -30 up to -20 dBm    Un calibrated (-40un)     Un calibrated (-40un)     Un calibrated (-40un)
       -----------------------------------------------------------------------------------------------------------------------------



Page 4  Printed 28/10/967                            000-000021-SPC Reve 09SAT                              Confidential Information




                                                               Design     FAT All   Factory       Type    Install &   Packing &
              SPECIFICATION NOTES                            Evaluation    Units   Sample Test  Approval  Commission  Shipping
       -----------------------------------------------------------------------------------------------------------------------------

11.0          ENVIRONMENT - OPERATING & TRANSPORT & STORAGE
       -----------------------------------------------------------------------------------------------------------------------------
              OPERATING
       -----------------------------------------------------------------------------------------------------------------------------
       11.10  ETSI 300019 Part T.4 Class 4.1                     *
       -----------------------------------------------------------------------------------------------------------------------------
       11.11  ETSI 300019 Part T.3 Class 3.1                     *
       -----------------------------------------------------------------------------------------------------------------------------

       11.12  After a minimum soak time of 2 Hours at -30oC      *                      *
       -----------------------------------------------------------------------------------------------------------------------------
       11.13
       -----------------------------------------------------------------------------------------------------------------------------
       11.14  Non condensing with terminal in operation          *
       -----------------------------------------------------------------------------------------------------------------------------



       11.15                                                     *
       -----------------------------------------------------------------------------------------------------------------------------
       11.16
       -----------------------------------------------------------------------------------------------------------------------------
       11.17
       -----------------------------------------------------------------------------------------------------------------------------



       11.18
       -----------------------------------------------------------------------------------------------------------------------------

       11.19
       -----------------------------------------------------------------------------------------------------------------------------
       11.20  Packed for export
       -----------------------------------------------------------------------------------------------------------------------------

12.0          CONTROL & MONITORING FACILITIES
       -----------------------------------------------------------------------------------------------------------------------------

       12.10
       -----------------------------------------------------------------------------------------------------------------------------
              Speed Key Functions are RSL, BER, Transmit
              Freq, Transmit Power, Link ID Code & Trib
       12.11  Alarm Configuration                                *           *
       -----------------------------------------------------------------------------------------------------------------------------
       12.12
       -----------------------------------------------------------------------------------------------------------------------------
       12.13  Connection via the RS 232 Port                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.14                                                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.15                                                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.16                                                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.17                                                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.18                                                     *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.19
       -----------------------------------------------------------------------------------------------------------------------------
       12.20  E1 or T1                                           *           *

       -----------------------------------------------------------------------------------------------------------------------------
       12.21  E1 or T1                                           *           *

       -----------------------------------------------------------------------------------------------------------------------------

13.0          CO AMD ADJACENT CHANNEL C/1
       -----------------------------------------------------------------------------------------------------------------------------

       13.10                                                     *

       -----------------------------------------------------------------------------------------------------------------------------
       13.11
       -----------------------------------------------------------------------------------------------------------------------------
       13.12                                                     *                      *          *
       -----------------------------------------------------------------------------------------------------------------------------
       13.13                                                     *                      *          *
       -----------------------------------------------------------------------------------------------------------------------------
       13.14                                                     *                      *          *
       -----------------------------------------------------------------------------------------------------------------------------
       13.15
       -----------------------------------------------------------------------------------------------------------------------------
       13.16                                                     *                      *          *
       -----------------------------------------------------------------------------------------------------------------------------

14.0          RECEIVE SIGNAL MONITORS
       -----------------------------------------------------------------------------------------------------------------------------

       14.10  0.1 Volts per dB sensitivity for digital
              voltmeter use                                      *           *                                *
       -----------------------------------------------------------------------------------------------------------------------------

       14.11                                                     *           *                                *
       -----------------------------------------------------------------------------------------------------------------------------
       14.12                                                     *           *                                *
       -----------------------------------------------------------------------------------------------------------------------------



Page 4  Printed 28/10/967                            000-000021-SPC Reve 09SAT                              Confidential Information

        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                 04:46 PM                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
?m      Sect      Parameter                                 13 GHz Specification    15 GHz Specification   18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

15.0    Spurious Response (at Antenna flange)
    ---------------------------------------------------
        15.10  Transmitter & Receiver Emissions
    -------------------------------------------------------------------------------------------------------------------------------
        15.11           -90 dBW                             30 MHz to 21.2 GHz       30MHz to 21.2 GHz       30 MHz to 21.2 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.12           -60 dBW                             21.2 GHz to 55 GHz       21.2 GHz to 80 GHz      21.2 GHz to 80 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.13  Receiver Spurious Response Rejection
    -------------------------------------------------------------------------------------------------------------------------------
        15.14           Level of unmodulated interference   +30 dB ref. Wanted       +30dB ref. Wanted       +35 dB ref. Wanted
                                                            Threshold Level          Threshold Level         Threshold Level
    -------------------------------------------------------------------------------------------------------------------------------
        15.15           Range of Interference               30 MHz to 55 GHz         30 MHz to 55 GHz        30 MHz to 55GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.16           Excluded Range                      +/- 2 times the          +/- 2 times the         +/- 2 times the
                                                            relevant chan spacing    relevant chan spacing   relevant chan spacing
    -------------------------------------------------------------------------------------------------------------------------------
        15.17           Degradation                         Not worse than BER       Not worse than          Not worse than
                                                            BER=10 (5)               BER=10 (5)              BER=10 (5)
    -------------------------------------------------------------------------------------------------------------------------------


16.0           Speed Key Functions (for a previously configured terminal)
    -------------------------------------------------------------------------------------------------------------------------------
        16.10  Receive Level                                Displayed in 1 dB       Displayed in 1 dB        Displayed in 1 dB
                                                            Increments              Increments               Increments
    -------------------------------------------------------------------------------------------------------------------------------
        16.11  Bit Error Rate                               Displays BER as         Displays BER as          Displays BER as
                                                            Xx10 (x)                Xx10 (x)                 Xx10 (x)
    -------------------------------------------------------------------------------------------------------------------------------
        16.12  Tx Freq                                      Display and Change      Display and Change       Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.13  Tx Power                                     Display and Change      Display and Change       Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.14  Trib Alarm Status                            Display and Change      Display and Change       Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.15  Transmission Capacity 2x, 4x, 8x             Display and Change      Display and Change       Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.16  Link ID Code                                 Display and Change      Display and Change       Display and Change
    -------------------------------------------------------------------------------------------------------------------------------




        16.17  Speed Key Access PIN                         4 digits default,       4 digits default,        4 digits default,
                                                            enter only              enter only               enter only
    -------------------------------------------------------------------------------------------------------------------------------


17.0           Fault Alarmed Functions
    -------------------------------------------------------------------------------------------------------------------------------
        17.10  Transmit Power                               Low or Fail              Low or Fail             Low or Fail
    -------------------------------------------------------------------------------------------------------------------------------
        17.11  Transmit Frequency Lock                      Out of lock              Out of lock             Out of lock
    -------------------------------------------------------------------------------------------------------------------------------
        17.12  Receive Level                                Below set threshold      Below set threshold     Below set threshold
    -------------------------------------------------------------------------------------------------------------------------------
        17.13  Receive Frequency Lock                       Out of lock              Out of lock             Out of lock
    -------------------------------------------------------------------------------------------------------------------------------
        17.14  Link ID Code                                 Wrong code detected      Wrong code detected     Wrong code detect
    -------------------------------------------------------------------------------------------------------------------------------
        17.15  Trib 1 thru 8 Transmit                       Normal or inverted       Normal or inverted      Normal or inverted
    -------------------------------------------------------------------------------------------------------------------------------
        17.16  not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.17  not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.18  not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.19  BER Service Effecting Alarm                  Above set level          Above set level         Above set level
    -------------------------------------------------------------------------------------------------------------------------------

        17.20  BER early warning degradation Alarm          Above set level          Above set level         Above set level
    -------------------------------------------------------------------------------------------------------------------------------
        17.21  Hardware Failure                             Sum of other internal    Sum of other internal   Sum of other internal
                                                            hardware faults          hardware faults         hardware faults
    -------------------------------------------------------------------------------------------------------------------------------
        17.22  Local Aux Alarm Input                        Non radio alarm          Non radio alarm         No radio alarm
                                                            transport                transport               transport
    -------------------------------------------------------------------------------------------------------------------------------
        17.23  Remote Aux Alarm Input                       Non radio alarm          Non radio alarm         No radio alarm
                                                            transport                transport               transport
    -------------------------------------------------------------------------------------------------------------------------------



        17.24  Alarm Detection Delay Time                   up to 1 second           up to 1 second          up to 1 second
    -------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                          Design        FAT        Factory       Type     Install &     Packing &
        Specification Notes                             Evaluation   All Units   Sample Test   Approval   Commission    Shipping
---------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
----------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
----------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
----------------------------------------------------------------------------------------------------------------------------------
                                                            *                         *            *
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *                                     *
---------------------------------------------------------------------------------------------------------------------------------
Based on an approximation from the measured
Block Error Rate Derived from the FEC                       *            *                                     *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
----------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
----------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
----------------------------------------------------------------------------------------------------------------------------------
All capacities not available on all units                   *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
----------------------------------------------------------------------------------------------------------------------------------
Key access to change a value can be restricted
by selection via XPView, so that Speed Key
function is View Only. This may be used after
installation & commissioning has been
completed                                                   *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
"n" alarm without data, "l" alarm with data                 *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
This BER No 1 is usually set to BER=10 (3)                  *            *
---------------------------------------------------------------------------------------------------------------------------------
This BER No 2 is usually set to BER=10 (6) as an
early indication of errors                                  *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *                                     *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
Alarm delays designed to eliminate intermittent
alarms and confirm hard failures with priority
based on interaction between alarms and
maintenance considerations                                  *
---------------------------------------------------------------------------------------------------------------------------------

                           000-000021-SPC Rev 095AT

Page 5 Printed 28/10/96 Innova Corp                     Confidential Information

        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                 04:46 PM                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 13 GHz Specification    15 GHz Specification   18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

18.0    Configurable Functions via XPView
    -------------------------------------------------------------------------------------------------------------------------------
        18.10 Site Name & Corporate Name                   18 characters each       18 characters each      18 characters each
    -------------------------------------------------------------------------------------------------------------------------------
        18.11 Transmit Power Level                         0.5 dB steps             0.5 dB steps            0.5 dB steps
    -------------------------------------------------------------------------------------------------------------------------------
        18.12 Receive Level Alarm                          1 dB steps, -60 to -80   1 dB steps, -60 to -80  1 dB steps, -60 to -80
                                                           dBm inclusive            dBm inclusive           dBm inclusive
    -------------------------------------------------------------------------------------------------------------------------------
        18.13 BER early warning degradation Alarm          Xx10(-3,-4,-5,-6)        Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)
    -------------------------------------------------------------------------------------------------------------------------------
        18.14 BER Service Effecting Alarm                  Xx10(-3,-4,-5,-6)        Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)
    -------------------------------------------------------------------------------------------------------------------------------
        18.15 Link ID Code                                 1 to 255                 1 to 255                1 to 255
    -------------------------------------------------------------------------------------------------------------------------------
        18.16 AIS Insert                                   Enable or Disable        Enable or Disable       Enable or Disable
    -------------------------------------------------------------------------------------------------------------------------------
        18.17 Transmit Mute                                On or Off                On or Off               On or Off
    -------------------------------------------------------------------------------------------------------------------------------
        18.18 Data Loopback                                On or Off                On or Off               On or Off
    -------------------------------------------------------------------------------------------------------------------------------
        18.19 FEC                                          Enable or Disable        Enable or Disable       Enable or Disable
    -------------------------------------------------------------------------------------------------------------------------------
        18.20 Alarm Relay Names                            8 characters max         8 characters max        8 characters max
                                                           per relay                per relay               per relay
    -------------------------------------------------------------------------------------------------------------------------------
        18.21 Trib 1 thru 8                                Normal or Invert         Normal or Invert        Normal or Invert
    -------------------------------------------------------------------------------------------------------------------------------
        18.22 not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.23 not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.24 not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.25 Transmit Freq Start                          xx,xxx,xx MHz (two       xx,xxx,xx MHz (two      xx,xxx,xx MHz (two
                                                           decimal places)          decimal places)         decimal places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.26 Transmit Freq End                            xx,xxx,xx MHz (two       xx,xxx,xx MHz (two      xx,xxx,xx MHz (two
                                                           decimal places)          decimal places)         decimal places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.27 Transmit to Transmit Spacing                 Places)                  Places)                 Places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.28 Number of frequency plans stored             25 max                   25 max                  25 max
    -------------------------------------------------------------------------------------------------------------------------------
        18.29 P.I.N.s                                      4 digits                 4 digits                4 digits
    -------------------------------------------------------------------------------------------------------------------------------
        18.30 PIN Access Levels                            Keys only                Keys only               Keys only
    -------------------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------------------------------------------------------------
                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

18.0    Configurable Functions via XPView
    -------------------------------------------------------------------------------------------------------------------------------
        18.10 Site Name & Corporate Name
    -------------------------------------------------------------------------------------------------------------------------------
        18.11 available                                     *
    -------------------------------------------------------------------------------------------------------------------------------
        18.12                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        18.13 Early warning BER alarm                       *
    -------------------------------------------------------------------------------------------------------------------------------
        18.14 High Error Rate BER Alarm                     *
    -------------------------------------------------------------------------------------------------------------------------------
        18.15                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        18.16                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        18.17                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        18.18 Both Local and Remote loopback
              for each Trib                                 *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.19                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.20 Visible on XPView only                        *                             *
    -------------------------------------------------------------------------------------------------------------------------------
        18.21 "n" alarm without data, "l" alarm
              with data                                     *
    -------------------------------------------------------------------------------------------------------------------------------
        18.22
    -------------------------------------------------------------------------------------------------------------------------------
        18.23
    -------------------------------------------------------------------------------------------------------------------------------
        18.24
    -------------------------------------------------------------------------------------------------------------------------------
        18.25                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.26                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.27                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.28                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        18.29 Can be Enabled, Disabled or Locked            *                *            *
    -------------------------------------------------------------------------------------------------------------------------------
        18.30 By XPView                                     *                *
    -------------------------------------------------------------------------------------------------------------------------------


        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                 04:46 PM                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 13 GHz Specification    15 GHz Specification   18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

19.0         Mechanical
    -------------------------------------------------------------------------------------------------------------------------------
       19.10 ARU
    -------------------------------------------------------------------------------------------------------------------------------
       19.12                     Diameter                   8.9" (22.6 cm)           8.9" (22.6 cm)          8.9" (22.6 cm)
    -------------------------------------------------------------------------------------------------------------------------------
       19.14                     Depth                      4.8" (12.2 cm)           4.8" (12.2 cm)          4.8" (12.2 cm)
    -------------------------------------------------------------------------------------------------------------------------------
       19.16 SIU Horizontal 19" EIA Rack (1RU)
    -------------------------------------------------------------------------------------------------------------------------------
       19.18                     Height                     1.72" (4.37 cm)          1.72" (4.37 cm)         1.72" (4.37 cm)
    -------------------------------------------------------------------------------------------------------------------------------
       19.20                     Depth                      10" (25.4 cm)            10" (25.4 cm)           10" (25.4 cm)
    -------------------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------------------------------------------------------------
                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

19.0    Mechanical
    -------------------------------------------------------------------------------------------------------------------------------
        19.10
    -------------------------------------------------------------------------------------------------------------------------------
        19.12                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        19.14                                               *
    -------------------------------------------------------------------------------------------------------------------------------
        19.16
    -------------------------------------------------------------------------------------------------------------------------------
        19.18 EIA standard for a 1.75" rack unit            *
    -------------------------------------------------------------------------------------------------------------------------------
        19.20 Industry standard of 10" max                  *
    -------------------------------------------------------------------------------------------------------------------------------



        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 13 GHz Specification    15 GHz Specification   18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

20.0    Antennas
    -------------------------------------------------------------------------------------------------------------------------------



                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

20.0    Antennas
    -------------------------------------------------------------------------------------------------------------------------------

        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

1.0     General
    -------------------------------------------------------------------------------------------------------------------------------
        1.10  Frequency Range                              21.2 to 23.6 GHz max     24.5 to 26.5 GHz max    37.0 to 40.0 GHz max
    -------------------------------------------------------------------------------------------------------------------------------
        1.11  Tuning Range per Option                      300MHz max               300MHz max              350MHz max
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Per Marketing Ordering   Per Marketing Ordering  Per Marketing Ordering
                                                           Numbers & Options. T-R   Numbers & Options. T-R  Numbers & Options. T-R
                                                           spacings of 1008 MHz,    spacing 1008 MHz        spacings 1260 MHz
        1.12  Frequency Plans Supported                    1200 MHz, 1232 MHz
    -------------------------------------------------------------------------------------------------------------------------------
        1.13  Link ID Codes                                255                      255                     255
    -------------------------------------------------------------------------------------------------------------------------------



        1.14  Heat Extraction System                       Convection Cooling       Convection Cooling      Convection Cooling
    -------------------------------------------------------------------------------------------------------------------------------

                                                           Front Access, except     Front Access, except    Front Access, except
        1.15  Installation & Maintenance Access Reqd       for options              for options             for options
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                    pr ETS 300 431
        1.16  Technical Standards                          pr ETS 300 198           grade B                 pr ETS 300 197
    -------------------------------------------------------------------------------------------------------------------------------
        1.17  EMC Standard                                 pr ETS 300 385           pr ETS 300 385          pr ETS 300 385
    -------------------------------------------------------------------------------------------------------------------------------
                                                           pr ETS 300 019           pr ETS 300 019          pr ETS 300 019
        1.18  Environmental Standard                       parts 1 & 2              parts 1 & 2             parts 1 & 2
    -------------------------------------------------------------------------------------------------------------------------------
2.0     Transmitter
    -------------------------------------------------------------------------------------------------------------------------------
        2.10  Type                                         Direct Modulation        Direct Modulation       Direct Modulation
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +17 dBm min,             +17 dBm min,            +16 dBm min,
        2.11  Power Output                                 typical +19 dBm          typical +19 dBm         typical +18 dBm
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Minimum Setable          Minimum Setable         Minimum Setable
        2.12  Power Output Reduction Range                 Power Output -10 dBm     Power Output -10 dBm    Power Output -10 dBm
    -------------------------------------------------------------------------------------------------------------------------------
        2.13  Power Output Control Setability              0.5 dB steps             0.5 dB steps            0.5 dB steps
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +/- 2dB typ,             +/- 2dB typ,            +/- 2dB typ,
        2.14  Power Output Level Setability                +/- 3 dB including Temp  +/- 3 dB including Temp +/- 3 dB including Temp
    -------------------------------------------------------------------------------------------------------------------------------
        2.15  Power Output with Transmit Muted             Less than -30 dBm        Less than -30 dBm       Less than -30 dBm
    -------------------------------------------------------------------------------------------------------------------------------
        2.16  Transmit Mute ON/OFF switch Time             50 m sec                 50 m sec                50 m sec
    -------------------------------------------------------------------------------------------------------------------------------
        2.17  Frequency Accuracy                           +/- 10 ppm maximum       +/- 10 ppm maximum      +/- 10 ppm maximum
    -------------------------------------------------------------------------------------------------------------------------------
        2.18  Channel Selection                            Digital Synthesizer      Digital Synthesizer     Digital Syntehsizer
    -------------------------------------------------------------------------------------------------------------------------------
        2.19  Synthesizer Step size                        0.25 MHz                 0.25 MHz                0.25 MHz
    -------------------------------------------------------------------------------------------------------------------------------
        2.20  Modulation                                   4 Level FSK              4 Level FSK             4 Level FSK
    -------------------------------------------------------------------------------------------------------------------------------
        2.21  Emission Bandwidth
    -------------------------------------------------------------------------------------------------------------------------------
        2.22                    2x2 Mbits/s                3.5 MHz @ 2xE1           3.5 MHz @ 2xE1          3.5 MHz @ 2xE1
    -------------------------------------------------------------------------------------------------------------------------------
        2.23                    4x2 Mbits/s                7 MHz @ 4xE1             7 MHz @ 4xE1            7 MHz @ 4xE1
    -------------------------------------------------------------------------------------------------------------------------------
        2.24                    8x2 Mbits/s                14 MHz @ 8xE1            14 MHz @ 8xE1           14 MHz @ 8xE1
    -------------------------------------------------------------------------------------------------------------------------------
3.0     Receiver
    -------------------------------------------------------------------------------------------------------------------------------
        3.10  Receiver Noise Figure                        7 dB typical             7 dB typical            8 dB typical
    -------------------------------------------------------------------------------------------------------------------------------
        3.11  IF Frequencies                               630 MHz and 70 MHz       630 MHz and 70 MHz      630 MHz and 70 MHz
    -------------------------------------------------------------------------------------------------------------------------------
        3.12  Demod type                                   Lim/disc.                Lim/disc.               Lim/disc.
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Digitally Synthesized    Digitally Synthesized   Digitally Synthesized
        3.13  Channel Selection                            Demod                    Demod                   Demod
    -------------------------------------------------------------------------------------------------------------------------------
        3.14  Step size                                    0.25 MHz minimum         0.25 MHz minimum        0.25 MHz minimum
    -------------------------------------------------------------------------------------------------------------------------------
        3.15  Maximum Rx input                             -20 dBm                  -20 dBm                 -20 dBm
    -------------------------------------------------------------------------------------------------------------------------------
        3.16  Threshold @ BER=10-6
    -------------------------------------------------------------------------------------------------------------------------------
        3.17                    2x2 Mbits/s                -80 dBm max              -82 dBm max             -77 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.18                    4x2 Mbits/e                -77 dBm max              -79 dBm max             -75 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.19                    8x2 Mbits/s                -74 dBm max              -76 dBm max             -72 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.20  Threshold @ BER=10-3
    -------------------------------------------------------------------------------------------------------------------------------
        3.21                    2x2 Mbits/s                -85 dBm max              -87 dBm max             -82 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.22                    4x2 Mbits/s                -82 dBm max              -84 dBm max             -80 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.23                    8x2 Mbits/s                -79 dBm max              -81 dBm max             -76 dBm max
    -------------------------------------------------------------------------------------------------------------------------------
        3.24  Multiple Interferrers Performance            ETSI and MPT 1409        ETSI and MPT 1420       ETSI and MPT 1414
    -------------------------------------------------------------------------------------------------------------------------------
        3.25  Receiver Image Rejection                     80 dB Minimum            80 dB Minimum           80 dB Minimum
    -------------------------------------------------------------------------------------------------------------------------------
                                                           +30dBc at +/- two        +30dBc at +/- two       +30dBc at +/- two
        3.26  Receiver Spurious rejection                  Channels or greater      Channels or greater     Channels or greater
    -------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Design          FAT          Factory      Type     Install &    Packing &
        Specification Notes                             Evaluation     All Units     Sample Test  Approval   Commission   Shipping
------------------------------------------------------------------------------------------------------------------------------------
These tuning ranges support many ETSI and FCC
frequency plans                                              *                             *         *
------------------------------------------------------------------------------------------------------------------------------------
with 700 MHz T-R spacing                                     *            *
------------------------------------------------------------------------------------------------------------------------------------
Marketing Ordering Number include tuning ranges
for all planned options and is released as a
separate document                                            *
------------------------------------------------------------------------------------------------------------------------------------
Speed Key selected                                           *            *                                      *
------------------------------------------------------------------------------------------------------------------------------------
No fans permissible in either the Indoor or Outdoor
Units. In some applications a moving air system
will be provided by the customers equipment housing          *
------------------------------------------------------------------------------------------------------------------------------------
Access to the connectors at the front of the Indoor
Units is required. Options are EOW, Data chan,
NMI, Aux Alarms.                                             *
------------------------------------------------------------------------------------------------------------------------------------
Grade B to be defined at 23 and 38                           *                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                             *         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                             *         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                                       *
------------------------------------------------------------------------------------------------------------------------------------
Measured at the Antenna Interface with the ARU               *            *                          *
------------------------------------------------------------------------------------------------------------------------------------
Power adjustment range is most important at
38 GHz where a range of 40 dB is desirable                   *            *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                                      *
------------------------------------------------------------------------------------------------------------------------------------
Required to meet ETSI spec. for spurious
transmitter output                                           *
------------------------------------------------------------------------------------------------------------------------------------
of reducing this spec.                                       *                             *
------------------------------------------------------------------------------------------------------------------------------------
least 5 years                                                *            *                *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             *                             *        *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                             *        *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *                             *        *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
controlling receiver specification                           *
------------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
------------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
------------------------------------------------------------------------------------------------------------------------------------
Depends upon design approach                                 *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
ETSI spec. for a single carrier input                        *                             *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *            *                         *
------------------------------------------------------------------------------------------------------------------------------------
ETSI standards to be released                                *                             *
------------------------------------------------------------------------------------------------------------------------------------
                                                             *
------------------------------------------------------------------------------------------------------------------------------------
Interferer is unmodulated                                    *                                      *
------------------------------------------------------------------------------------------------------------------------------------

                           000-000001-SPC Rev 09SAT

Page 1 Printed 28/10/95 Innova Corp                     Confidential Information

      XP4 Series Terminal Specification  (23, 26 & 38 GHz)
      ----------------------------------------------------------
      Rev 09 SAT              28-Oct-96               (05:04 PM)                                 Originated By
      ----------------------------------------------------------                                               ------------------

      ---------------------------------------------------------------------------------------------------------------------------
      Sect      Parameter                             23 GHz Specification      26 GHz Specification     38 GHz Specification
      ---------------------------------------------------------------------------------------------------------------------------



      ANTENNA DIPLEXING
  -------------------------------------------------------------------------------------------------------------------------------
      4.10  Diplexer Type                             Waveguide Structure        Waveguide Structure      Waveguide Structure
  -------------------------------------------------------------------------------------------------------------------------------
      4.11  Transmit to Receive Isolation             >50 dB                     >50 dB                   >50 dB
  -------------------------------------------------------------------------------------------------------------------------------
      4.12  Transmit Port Insertion Loss              <3 dB                      <3 dB                    <3 dB
  -------------------------------------------------------------------------------------------------------------------------------
      4.13  Receive Port Insertion Loss               <3 dB                      <3 dB                    <3 dB
  -------------------------------------------------------------------------------------------------------------------------------
      4.14  Antenna Port Interface                   Antennas                   Antennas                  Antennas
  ---------------------------------------------------------------------------------------------------------------------------------
      4.15  Antenna Interface Return Loss            10 dB min                  10 dB min                 10 dB min
  ---------------------------------------------------------------------------------------------------------------------------------

5.0         RESIDUE Bk ERROR RATE
  ---------------------------------------------------------------------------------------------------------------------------------
      5.10  +10dB ref. BER=10(6) spec. to -30dBm    >BER=10(10) with FEC       >BER=10(10)with FEC        >BER=10(10)with FEC
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Less than 1 mill second    Less than 1 mill second    Less than 1 mill second
      5.11  FEC Added Delay Time (2x2 Mbits/s)      @ 2 Mbits/s                @ 2 Mbits/s                @ 2 Mbits/s
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Less than 0.3 mill second  Less than 0.3 mill second  Less than 0.3 mill second
      5.12  FEC Added Delay Time (4x2 Mbits/s)      @ 2 Mbits/s                @ 2 Mbits/s                @ 2 Mbits/s
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Less than 0.3 mill second  Less than 0.3 mill second  Less than 0.3 mill second
      5.13  FEC Added Delay Time (8x2 Mbits/s)      @ 2 Mbits/s                @ 2 Mbits/s                @ 2 Mbits/s
  ---------------------------------------------------------------------------------------------------------------------------------

6.0         SERVICE CHANNELS & ALARM CONTRACTS
  ---------------------------------------------------------------------------------------------------------------------------------
      6.10  Voice Interface (Option Board)          One Circuit                One Circuit                One Circuit
  ---------------------------------------------------------------------------------------------------------------------------------
      6.11               Connector                  RJ 11                      RJ 11                      RJ 11
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    +7 dBm Transmit, -14 dBm   +7 dBm Transmit, -14 dBm   +7 dBm Transmit, -14 dBm
                                                    Receive, 600 ohms          Receive, 600 ohms          Receive, 600 ohms
                                                    Balanced, +/-3 dB from     Balanced, +/-3 dB from     Balanced, +/-3 dB from
                                                    300Hz to 3100 Hz           300Hz to 3100 Hz           300Hz to 3100 Hz
      6.12               Interface 4Wire Balanced   ref 1000Hz                 ref 1000Hz                 ref 1000Hz
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Up to 9800 Baud -          Up to 9800 Baud -          Up to 9800 Baud -
      6.13  Data Interface (Option Board)           Asynchronous               Asynchronous               Asynchronous
  ---------------------------------------------------------------------------------------------------------------------------------
      6.14               No of Circuits             One Circuit                One Circuit                One Circuit
  ---------------------------------------------------------------------------------------------------------------------------------
      6.15               Connector                  RJ48                       RJ48                       RJ48
  ---------------------------------------------------------------------------------------------------------------------------------
      6.16  Network Mang.mt Interface (Option Board)
  ---------------------------------------------------------------------------------------------------------------------------------
      6.17               Multi unit looping plugs   RJ48                       RJ48                       RJ48
  ---------------------------------------------------------------------------------------------------------------------------------
      6.18               No of Plugs                Two                        Two                        Two
  ---------------------------------------------------------------------------------------------------------------------------------
      6.19  XPView Interface
  ---------------------------------------------------------------------------------------------------------------------------------
      6.20               Format                     RS232                      RS 232                     RS232
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    OB9 Female (with EMC       OB9 Female (with EMC       OB9 Female (with EMC
      6.21               Connector                  Filter)                    Filter)                    Filter)
  ---------------------------------------------------------------------------------------------------------------------------------
      6.22  RSL Monitor
  ---------------------------------------------------------------------------------------------------------------------------------

                                                    BNC@ARU with shorting      BNC@ARU with shorting      BNC@ARU with shorting
      6.23               Connector                  weather cap                weather cap                weather cap
  ---------------------------------------------------------------------------------------------------------------------------------
      6.24  Standard Alarm Relay Outputs
  ---------------------------------------------------------------------------------------------------------------------------------
      6.25               Number of Relays           Five                       Five                       Five
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Dry C Relay for each       Dry C Relay for each       Dry C Relay for each
      6.26               Contact Type               Alarm                      Alarm                      Alarm
  ---------------------------------------------------------------------------------------------------------------------------------
      6.27               Contact Rating             80 Volts DC, 100 m/z       80 Volts DC, 100 m/z       80 Volts DC, 100 m/z
  ---------------------------------------------------------------------------------------------------------------------------------
      6.28               Connector                  DB 15 Connector            DB 15 Connector            DB 15 Connector
  ---------------------------------------------------------------------------------------------------------------------------------
      6.29  Auditory Alarm Interface (Option Board)
  ---------------------------------------------------------------------------------------------------------------------------------
      6.30               Number of alarms           Four                       Four                       Four
  ---------------------------------------------------------------------------------------------------------------------------------
                                                    Relay outputs, Ground      Relay outputs, Ground      Relay outputs, Ground
      6.31               Interface                  Lead Inputs                Lead Inputs                Lead Inputs
  ---------------------------------------------------------------------------------------------------------------------------------
      6.32               Connector                  DB 15 Connector            DB 15 Connector            DB 15 Connector
  ---------------------------------------------------------------------------------------------------------------------------------





      XP4 Series Terminal Specification  (23, 26 & 38 GHz)
      ----------------------------------------------------------
      Rev 09 SAT              28-Oct-96               (05:04 PM)
      ----------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------------------
                                                  Design        FAT          Factory        Type        Install        Packing
            Specification Notes                 Evaluation    All Units    Sample Test    Approval    & Commission    & Shipping


  -------------------------------------------------------------------------------------------------------------------------------
      4.10
  -------------------------------------------------------------------------------------------------------------------------------
      4.11                                          *
  -------------------------------------------------------------------------------------------------------------------------------
      4.12                                          *
  -------------------------------------------------------------------------------------------------------------------------------
      4.13                                          *
  -------------------------------------------------------------------------------------------------------------------------------
      4.14
  ---------------------------------------------------------------------------------------------------------------------------------
      4.15   ETSI standard to be released           *
  ---------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------
      5.10                                          *             *                                         *
  ---------------------------------------------------------------------------------------------------------------------------------

      5.11                                          *
  ---------------------------------------------------------------------------------------------------------------------------------

      5.12                                          *
  ---------------------------------------------------------------------------------------------------------------------------------

      5.13
  ---------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------
      6.10                                          *             *                                         *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.11
  ---------------------------------------------------------------------------------------------------------------------------------




      6.12
  ---------------------------------------------------------------------------------------------------------------------------------

      6.13                                          *             *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.14
  ---------------------------------------------------------------------------------------------------------------------------------
      6.15
  ---------------------------------------------------------------------------------------------------------------------------------
      6.16
  ---------------------------------------------------------------------------------------------------------------------------------
      6.17                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.18                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.19
  ---------------------------------------------------------------------------------------------------------------------------------
      6.20                                          *
  ---------------------------------------------------------------------------------------------------------------------------------

      6.21                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.22
  ---------------------------------------------------------------------------------------------------------------------------------

             SIU test point low priority
      6.23   can be monitored with XPView           *             *                                         *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.24                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
             One normally unenergized, four
      6.25   normally energized                     *                                                       *
  ---------------------------------------------------------------------------------------------------------------------------------

      6.26                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.27                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.28                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.29                                          *             *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.30
  ---------------------------------------------------------------------------------------------------------------------------------

      6.31                                          *
  ---------------------------------------------------------------------------------------------------------------------------------
      6.32                                          *
  ---------------------------------------------------------------------------------------------------------------------------------

        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (05:04 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                             23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

7.0     Data Interfaces
    -------------------------------------------------------------------------------------------------------------------------------
        7.10    Line Code                               HDB3                    HDB3                    HDB3
    -------------------------------------------------------------------------------------------------------------------------------
        7.11    Connector Type                          BNC 75 ohm unbalanced   BNC 75 ohm unbalanced   BNC 75 ohm unbalanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.12                                            RJ48 120 ohm balanced   RJ48 120 ohm balanced   RJ48 120 ohm balanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.13    Compatability (2 Mbits/s or             CCITT G.703             CCITT G.703             CCITT G.703
                T1 Interface)
    -------------------------------------------------------------------------------------------------------------------------------
        7.14            Input Rate Frequency Tolerance  CCITT G.703             CCITT G.703             CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.15            Data Output Pulse Mask          CCITT G.703             CCITT G.703             CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.16            Data Output Return Loss         CCITT G.703             CCITT G.703             CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.17            Maximum Input Jitter            CCITT G.823/824         CCITT G.823/824         CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.18            Maximum Output Jitter           CCITT G.823/824         CCITT G.823/824         CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.19            Jitter Transfer                 CCITT G.823/824         CCITT G.823/824         CCITT G.823/824
    -------------------------------------------------------------------------------------------------------------------------------
        7.20            AIS Frequency                   CCITT G.703             CCITT G.703             CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.21            AIS Injection Point             BER=10(3) or Frame Loss BER=10(3) or Frame Loss BER=10(3) or Frame Loss
    -------------------------------------------------------------------------------------------------------------------------------
        7.22            AIS Hysterisis                  BER=10(4)               BER=10(4)               BER=10(4)
    -------------------------------------------------------------------------------------------------------------------------------
        7.23            Input Pulse Dynamic Range       10 dB                   10 dB                   10 dB
    -------------------------------------------------------------------------------------------------------------------------------

8.0     Indoor to Outdoor Cable
    -------------------------------------------------------------------------------------------------------------------------------
        8.10    Number of Cables                        One                     One                     One
    -------------------------------------------------------------------------------------------------------------------------------
        8.11    Cable Type    RG223  21.6 to 72V DC     up to 40 metres         up to 40 metres         up to 40 metres
                                                        (125 ft)                (125 ft)
    -------------------------------------------------------------------------------------------------------------------------------
        8.12                  RG223  43 to 72V DC       up to 80 metres         up to 80 metres         up to 80 metres
                                                        (250 ft)                (250 ft)
    -------------------------------------------------------------------------------------------------------------------------------
        8.13    Cable Type   Belden 9913    21.6 to     up to 150 metres        up to 150 metres        up to 150 metres
                                            72V DC      (500 ft)                (500 ft)
    -------------------------------------------------------------------------------------------------------------------------------
        8.14                 Belden 9913    43 to       up to 300 metres        up to 300 metres        up to 300 metres
                                            72V DC      (1000 ft)               (1000 ft)
    -------------------------------------------------------------------------------------------------------------------------------
        8.15    Cable Impedence                         50 Ohms                 50 Ohms                 50 Ohms
    -------------------------------------------------------------------------------------------------------------------------------
        8.16    ARU & SIU Return Loss                   15 dB min               15 dB min               15 dB min
                at signal frequencies
    -------------------------------------------------------------------------------------------------------------------------------
        8.17    Connector Type                          Outdoor End -           Outdoor End -           Outdoor End -
                                                        Type N male             Type N male             Type N
    -------------------------------------------------------------------------------------------------------------------------------
        8.18                                            Indoor End -            Indoor End -            Indoor End -
                                                        Type N male             Type N male             Type N
    -------------------------------------------------------------------------------------------------------------------------------
        8.19    DC Voltage on Cable                     -21.6 to -72 Volts      -21.6 to -72 Volts      -21.6 to -72 Volts
    -------------------------------------------------------------------------------------------------------------------------------

9.0     Primary Power
    -------------------------------------------------------------------------------------------------------------------------------


        9.10    Protection Circuit                      Slow Blow Fuse          Slow Blow Fuse          Slow Blow Fuse
    -------------------------------------------------------------------------------------------------------------------------------

        9.11    Voltage Range                           21.6 to 72 V DC Max     21.6 to 72 V DC Max     21.6 to 72 V DC Max
    -------------------------------------------------------------------------------------------------------------------------------
        9.12    Polarity                                Positive Grounded       Positive Grounded       Positive Grounded
    -------------------------------------------------------------------------------------------------------------------------------
        9.13    Reverse Polarity Protection             Keyed DC power          Keyed DC power          Keyed DC power
                                                        connector               connector               connector
    -------------------------------------------------------------------------------------------------------------------------------

        9.14    Watts per Terminal -1xT1                less than 45 Watts      less than 45 Watts      less than 45 Watts
    -------------------------------------------------------------------------------------------------------------------------------

        9.15    Watts per Terminal - 8xE1 or 8xT1       less than 45 Watts      less than 45 Watts      less than 45 Watts
    -------------------------------------------------------------------------------------------------------------------------------

        9.16    Watts per Terminal - 4x2 or 2x2 or 4xT1 less than 45 Watts      less than 45 Watts      less than 45 Watts
    -------------------------------------------------------------------------------------------------------------------------------
        9.17    Switch on Inrush current                20 amps @ 60V; duration 20 amps @ 60V; duration 20 amps @ 60V; duration
                                                        (less than) 100mS       (less than) 100mS       (less than) 100mS
    -------------------------------------------------------------------------------------------------------------------------------
        9.18    DC Supply ripple input                  IEC 1000-4-4 and        IEC 1000-4-4 and        IEC 1000-4-4 and
                                                        IEC 1000-4-5            IEC 1000-4-5            IEC 1000-4-5
    -------------------------------------------------------------------------------------------------------------------------------

        9.19    Brown Out Restart Range                 From 15 volts to 24     From 15 volts to 24     From 15 volts to 24
                                                        volts in 10 sec or less volts in 10 sec or less volts in 10 sec or less
    -------------------------------------------------------------------------------------------------------------------------------

10.0    Weights
    -------------------------------------------------------------------------------------------------------------------------------
        10.10   Outdoor Units - ARU                     Less than 6 lbs         Less than 6 lbs         Less than 6 lbs
                                                        (2.8 kg)                (2.8 kg)                (2.8 kg)
    -------------------------------------------------------------------------------------------------------------------------------
        10.11   Indoor Units - SIU Rack Mount (1RU)     Less than 4 lbs         Less than 4 lbs         Less than 4 lbs
                                                        (1.8 kg)                (1.8 kg)                (1.8 kg)
    -------------------------------------------------------------------------------------------------------------------------------
        10.12   24cm Horn Antenna with pole mount       Less than 19 lbs        Less than 19 lbs        Less than 19 lbs
                                                        (8.7 kg)                (8.7 kg)                (8.7 kg)
    -------------------------------------------------------------------------------------------------------------------------------
        10.13   34cm Horn Antenna with pole mount       Less than 30 lbs        Less than 30 lbs        Less than 30 lbs
                                                        (13.7 kg)               (13.7 kg)               (13.7 kg)
    -------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                                          Design          FAT          Factory      Type        Install &       Packing &
        Specification Notes             Evaluation     All Units     Sample Test   Approval     Commission      Shipping
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
Uses BER No1 set to 10(3)               *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Limited by DC resistance of cable       *                               *
--------------------------------------------------------------------------------------------------------------------------
                                                                        *
--------------------------------------------------------------------------------------------------------------------------
Limited by DC resistance of cable       *                               *
--------------------------------------------------------------------------------------------------------------------------
                                                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Must provide fire protection for DC Input
fed directly up the cable. Provide spare
fuses in the SIU installation kit       *               *
--------------------------------------------------------------------------------------------------------------------------
Measured at SIU Shelf DC terminals. Covers
the nominal 48v and 60v applications    *               *                               *
--------------------------------------------------------------------------------------------------------------------------
                                        *                                               *
--------------------------------------------------------------------------------------------------------------------------
Depends upon connector or terminal type *
--------------------------------------------------------------------------------------------------------------------------
Measure at the input to the indoor Unit
over the full voltage range             *               *
--------------------------------------------------------------------------------------------------------------------------
Measure at the input to the indoor Unit
over the full voltage range             *               *
--------------------------------------------------------------------------------------------------------------------------
Measure at the input to the indoor Unit
over the full voltage range             *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
Returns to normal operation
within 30 seconds                       *
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------


Page 3   Printed 28/10/96   Innova Corp.     000-000001-SPC   Rev 09SAT

                                                       Confidential Information

        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (05:04 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

11.0           Environment - Operating & Transport & Storage
    -------------------------------------------------------------------------------------------------------------------------------
               Operating
    -------------------------------------------------------------------------------------------------------------------------------
        11.10  Temperature Outdoor Units                    -30 to +55 degrees      -30 to +55 degrees     -30 to +55 degrees
                                                            centigrade              centigrade             centigrade
    -------------------------------------------------------------------------------------------------------------------------------
        11.11  Temperature Indoor Units                     -10 to +50 degrees      -10 to +50 degrees     -10 to +50 degrees
                                                             centigrade              centigrade             centigrade
    -------------------------------------------------------------------------------------------------------------------------------

        11.12  ARU Cold Start Time to Normal Operation      Within 1 Hour at -30    Within 1 Hour at -30    Within 1 Hour at -30
                                                            degrees centigrade      degrees centigrade      degrees centigrade
    -------------------------------------------------------------------------------------------------------------------------------
        11.13  Altitude                                     15,000 feet             15,000 feet             15,000 feet
    -------------------------------------------------------------------------------------------------------------------------------
        11.14  Relative Humidity                            up to 95% at +40        up to 95% at +40        up to 95% at +40
                                                            degrees centigrade      degrees centigrade      degrees centigrade
    -------------------------------------------------------------------------------------------------------------------------------
        11.15  Vibration                                    0-500 Hz with           0-500 Hz with           0-500 Hz with
                                                            amplitude/acceleration  amplitude/acceleration  amplitude/acceleration
                                                            up to 0.15mm/2g         up to 0.15mm/2g         up to 0.15mm/2g
    -------------------------------------------------------------------------------------------------------------------------------
        11.16  Transport & storage
    -------------------------------------------------------------------------------------------------------------------------------
        11.17  Temperature                                  -30 to + 70             -30 to + 70             -30 to + 70
                                                            degrees centigrade      degrees centigrade      degrees centigrade
    -------------------------------------------------------------------------------------------------------------------------------
        11.18  Vibration                                    0-500 Hz with           0-500 Hz with           0-500 Hz with
                                                            amplitude/acceleration  amplitude/acceleration  amplitude/acceleration
                                                            up to                   up to                   up to 0.38mm/5g
    -------------------------------------------------------------------------------------------------------------------------------
        11.19  Shock                                        Half sinusoildal with   Half sinusoildal with   Half sinusoildal with
                                                            a peak of 20g up to     a peak of 20g up to     a peak of 20g up to
                                                                                                            11ms
    -------------------------------------------------------------------------------------------------------------------------------
        11.20  Relative Humidity                           up to 95% at +40         up to 95% at +40        up to 95% at +40
                                                           degrees centigrade       degrees centigrade      degrees centigrade
    -------------------------------------------------------------------------------------------------------------------------------


12.0           Control & Monitoring Facilities
    -------------------------------------------------------------------------------------------------------------------------------
        12.10  Type                                         Software based          Software based          Software based
                                                            control system          control system          control system
    -------------------------------------------------------------------------------------------------------------------------------
        12.11  Display                                      7 Segment LED           7 Segment LED           7 Segment LED


    -------------------------------------------------------------------------------------------------------------------------------
        12.12  This line not used
    -------------------------------------------------------------------------------------------------------------------------------
        12.13  XPView                                       Display of all          Display of all           Display of all
                                                            performance             performance              performance
                                                            functions               functions                functions
    -------------------------------------------------------------------------------------------------------------------------------
        12.14                                               Display of all          Display of all           Display of all
                                                            alarm functions         alarm functions          alarm functions
    -------------------------------------------------------------------------------------------------------------------------------
        12.15                                               Configuration of        Configuration of          Configuration of
                                                            alarm functions         alarm functions           alarm functions
    -------------------------------------------------------------------------------------------------------------------------------
        12.16                                               Configuration of all    Configuration of all      Configuration of all
                                                            terminal functions      terminal functions        terminal functions
    -------------------------------------------------------------------------------------------------------------------------------
        12.17                                               Recall of last          Recall of last            Recall of last
                                                            configuration           configuration             configuration
    -------------------------------------------------------------------------------------------------------------------------------
        12.18                                               Local and Far End       Local and Far End         Local and Far End
                                                            Display                 Display                   Display
    -------------------------------------------------------------------------------------------------------------------------------
        12.19  Loop Back Facilities
    -------------------------------------------------------------------------------------------------------------------------------
        12.20               Far End Loop Back               Each Tributary          Each Tributary            Each Tributary
                                                            Independently           Independently             Independently
    -------------------------------------------------------------------------------------------------------------------------------
        12.21               Local Loop Back                 Each Tributary          Each Tributary            Each Tributary
                                                            Independently           Independently             Independently
    -------------------------------------------------------------------------------------------------------------------------------

13.0           Co and Adjacent Channel C/1
    -------------------------------------------------------------------------------------------------------------------------------
        13.10  Performance Degradation Criteria             1 dB Degradation        1 dB Degradation          1 dB Degradation
                                                            from BER=10(6) Spec     from BER=10(6) Spec       from BER=10(6) Spec
    -------------------------------------------------------------------------------------------------------------------------------
        13.11  Co-Channel C/1
    -------------------------------------------------------------------------------------------------------------------------------
        13.12               2x2 Mbits/s                     23dB                    23 dB                     23 dB
    -------------------------------------------------------------------------------------------------------------------------------
        13.13               4x2 Mbits/s                     23dB                    23 dB                     23 dB
    -------------------------------------------------------------------------------------------------------------------------------
        13.14               8x2 Mbits/s                     23dB                    23 dB                     23 dB
    -------------------------------------------------------------------------------------------------------------------------------
        13.15  Adjacent Channel C/1
    -------------------------------------------------------------------------------------------------------------------------------
        13.16               2x, 4x, 8x E1                   -3 dB                   -3 dB                     -3 dB
    -------------------------------------------------------------------------------------------------------------------------------

14.0           Receive Signal Monitors
    -------------------------------------------------------------------------------------------------------------------------------
        14.10  Receive Signal Level @ ARU (BNC)             +0.1 volt per dB        +0.1 volt per dB          +0.1 volt per dB
                                                            over range; 1 volt      over range; 1 volt        over range; 1 volt
                                                            equals -80 dBm.         equals -80 dBm.           equals -80 dBm.
    -------------------------------------------------------------------------------------------------------------------------------
        14.11               Threshold up to -30 dBm         +/- 2 dB typical,       +/- 2 dB typical,         +/- 2 dB typical,
                                                            +/- 3 dB max            +/- 3 dB max              +/- 3 dB max
    -------------------------------------------------------------------------------------------------------------------------------
        14.12               Above -30 up to -20 dBm         Un calibrated           Un calibrated             Un calibrated
                                                            (-40un)                 (-40un)                   (-40un)
    -------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                          Design        FAT        Factory       Type     Install &     Packing &
        Specification Notes                             Evaluation   All Units   Sample Test   Approval   Commission    Shipping
---------------------------------------------------------------------------------------------------------------------------------
ETSI 300019 ??????                                          *                        *
---------------------------------------------------------------------------------------------------------------------------------
ETSI 300019 Part 1.3 ????                                   *                        *
---------------------------------------------------------------------------------------------------------------------------------
After a minimum soak time of 2 Hours at -30
degrees centigrade                                          *                        *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Non condensing with terminal in operation                   *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Packed for export
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Speed Key Functions are RSL, BER, Transmit
Freq, Transmit Power, Link ID Code & Trib Alarm
Configuration                                               *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Connection via the RS 232 Port                              *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
E1 or T1                                                    *            *
---------------------------------------------------------------------------------------------------------------------------------
E1 or T1                                                    *            *
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            *                        *            *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *                        *            *
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            *                        *            *
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
0.1 Volts per dB sensitivity for digital voltmeter          *            *                                    *
use
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *                                    *
---------------------------------------------------------------------------------------------------------------------------------
                                                            *            *                                    *
---------------------------------------------------------------------------------------------------------------------------------

        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

15.0    Spurious Response (at Antenna flange)
    -------------------------------------------------------------------------------------------------------------------------------
        15.10 Transmitter & Receiver Emissions
    -------------------------------------------------------------------------------------------------------------------------------
        15.11           -90 dBW                             30 MHz to 21.2 GHz      30 MHz to 21.2 GHz      30 MHz to 21.2 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.12           -60 dBW                             21.2 MHz to 55 GHz      21.2 MHz to 80 GHz      21.2 MHz to 80 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.13 Receiver Spurious Response Rejection
    -------------------------------------------------------------------------------------------------------------------------------
        15.14           Level of unmodulated Interference   +30 dB ref. Wanted      +30 dB ref. Wanted      +30 dB ref. Wanted
                                                            Threshold Level         Threshold Level         Threshold Level
    -------------------------------------------------------------------------------------------------------------------------------
        15.15           Range of Interference               30 MHz to 55 GHz        30 MHz to 80 GHz        30 MHz to 80 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        15.16           Excluded Range                      +/- 2 times the         +/- 2 times the         +/- 2 times the
                                                            relevant chan spacing   relevant chan spacing   relevant chan spacing
    -------------------------------------------------------------------------------------------------------------------------------
        15.17           Degradation                         Not worse than          Not worse than          Not worse than
                                                            BER = 10(5)             BER = 10(5)             BER = 10(5)
    -------------------------------------------------------------------------------------------------------------------------------


        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (05:04 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

15.0    Spurious Response (at Antenna flange)
    -------------------------------------------------------------------------------------------------------------------------------
        15.10
    -------------------------------------------------------------------------------------------------------------------------------
        15.11                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------
        15.12                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------
        15.13
    -------------------------------------------------------------------------------------------------------------------------------
        15.14                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------
        15.15                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------
        15.16                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------
        15.17                                               *                              *           *
    -------------------------------------------------------------------------------------------------------------------------------



        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

16.0    Speed Key Functions (for a previously configured terminal)
    -------------------------------------------------------------------------------------------------------------------------------
        16.10 Receive Level                                 Displayed in 1 dB       Displayed in 1 dB       Displayed in 1 dB
                                                            Increments              Increments              Increments
    -------------------------------------------------------------------------------------------------------------------------------
        16.11 Bit Error Rate                                Displays BER as         Displays BER as         Displays BER as
                                                            Xx10(x)                 Xx10(x)                 Xx10(x)
    -------------------------------------------------------------------------------------------------------------------------------
        16.12 Tx Freq                                       Display and Change      Display and Change      Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.13 Tx Power                                      Display and Change      Display and Change      Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.14 Trib Alarm Status                             Display and Change      Display and Change      Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.15 Transmission Capacity 2x, 4x, 8x              Display and Change      Display and Change      Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.16 Link ID Code                                  Display and Change      Display and Change      Display and Change
    -------------------------------------------------------------------------------------------------------------------------------
        16.17 Speed Key Access PIN                          4 digits default,       4 digits default,       4 digits default,
                                                            enter only              enter only              enter only
    -------------------------------------------------------------------------------------------------------------------------------


        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

16.0
    -------------------------------------------------------------------------------------------------------------------------------
        16.10                                               *                *                                     *
    -------------------------------------------------------------------------------------------------------------------------------
               Based on an approximation from the
               measured Block Error Rate derived
        16.11  from the FEC                                 *                *                                     *
    -------------------------------------------------------------------------------------------------------------------------------
        16.12                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        16.13                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        16.14                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        16.15  All capacities not available on all units    *                *
    -------------------------------------------------------------------------------------------------------------------------------
        16.16                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
               PIN can only be changed via XPView. Speed
               Key access to change a value can be
               restricted by selection via XPView, so
               that Speed Key function is View Only.
               This may be used after installation &
        16.17  commissioning has been completed             *                *
    -------------------------------------------------------------------------------------------------------------------------------


        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

17.0    Fault Alarmed Functions
    -------------------------------------------------------------------------------------------------------------------------------
        17.10 Transmit Power                                Low or Fall             Low or Fall             Low or Fall
    -------------------------------------------------------------------------------------------------------------------------------
        17.11 Transmit Frequency Lock                       Out of lock             Out of lock             Out of lock
    -------------------------------------------------------------------------------------------------------------------------------
        17.12 Receive Level                                 Below set threshold     Below set threshold     Below set threshold
    -------------------------------------------------------------------------------------------------------------------------------
        17.13 Receive Frequency Lock                        Out of lock             Out of lock             Out of lock
    -------------------------------------------------------------------------------------------------------------------------------
        17.14 Link ID Code                                  Wrong code detected     Wrong code detected     Wrong code detected
    -------------------------------------------------------------------------------------------------------------------------------
        17.15 Trib 1 thru 8 Transmit                        Normal or inverted      Normal or inverted      Normal or inverted
    -------------------------------------------------------------------------------------------------------------------------------
        17.16 not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.17 not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.18 not used
    -------------------------------------------------------------------------------------------------------------------------------
        17.19 BER Service Effecting Alarm                   Above set level         Above set level         Above set level
    -------------------------------------------------------------------------------------------------------------------------------
        17.20 BER early warning degradation Alarm           Above set level         Above set level         Above set level
    -------------------------------------------------------------------------------------------------------------------------------
        17.21 Hardware Failure                              Sum of other internal   Sum of other internal   Sum of other internal
                                                            hardware faults         hardware faults         hardware faults
    -------------------------------------------------------------------------------------------------------------------------------
        17.22 Local Aux Alarm Input                         Non radio alarm         Non radio alarm         Non radio alarm
                                                            transport               transport               transport
    -------------------------------------------------------------------------------------------------------------------------------
        17.23 Remove Aux Alarm Input                        Non radio alarm         Non radio alarm         Non radio alarm
                                                            transport               transport               transport
    -------------------------------------------------------------------------------------------------------------------------------
        17.24 Alarm Detection Delay Time                    up to 1 second          up to 1 second          up to 1 second
    -------------------------------------------------------------------------------------------------------------------------------


        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                                            FAT        Factory       Type    Install &    Packing &
        Specification Notes                         Design Evaluation    All Units   Sample Test   Approval  Commission   Shipping
        ---------------------------------------------------------------------------------------------------------------------------

17.0
    -------------------------------------------------------------------------------------------------------------------------------
        17.10                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.11                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.12                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.13                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.14                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.15 "n" alarm without data, "l" alarm
              with data                                     *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.16
    -------------------------------------------------------------------------------------------------------------------------------
        17.17
    -------------------------------------------------------------------------------------------------------------------------------
        17.18
    -------------------------------------------------------------------------------------------------------------------------------
        17.19 This BER No 1 is usually set to
              BER = 10(3)                                   *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.20 This BER No 2 is usually set to
              BER = 10(6) as an early indication
              of errors                                     *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.21                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.22                                               *                *                                    *
    -------------------------------------------------------------------------------------------------------------------------------
        17.23                                               *                *
    -------------------------------------------------------------------------------------------------------------------------------
        17.24 Alarm delays designed to eliminate
              intermittent alarms and confirm hard
              failures with priority based on
              interaction between alarms and
              maintenance considerations                    *
    -------------------------------------------------------------------------------------------------------------------------------
    Page 5 Printed 28/10/96 Innova Corp                    000-000001-SPC Rev 09SAT                        Confidential Information

        XP4 Series Terminal Specification  (23, 26 & 38 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96                05:04 PM                                  Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                             23 GHz Specification    26 GHz Specification   38 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

        Configurable Functions via XPView
    -------------------------------------------------------------------------------------------------------------------------------
        18.10   Site Name & Corporate Name              18 characters each      18 characters each      18 characters each
    -------------------------------------------------------------------------------------------------------------------------------
        18.11   Transmit Power Level                    0.5 dB steps            0.5 dB steps            0.5 dB steps
    -------------------------------------------------------------------------------------------------------------------------------
        18.12   Receive Level Alarm                     1 dB steps, -60 to      1 dB steps, -60 to      1 dB steps, -60 to
                                                        -80 dBm inclusive       -80 dBm inclusive       -80 dBm inclusive
    -------------------------------------------------------------------------------------------------------------------------------
        18.13   BER early warning degradation Alarm     Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)
    -------------------------------------------------------------------------------------------------------------------------------
        18.14   BER Service Effecting Alarm             Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)       Xx10(-3,-4,-5,-6)
    -------------------------------------------------------------------------------------------------------------------------------
        18.15   Link ID Code                            1 to 255                1 to 255                1 to 255
    -------------------------------------------------------------------------------------------------------------------------------
        18.16   AIS Insert                              Enable or Disable       Enable or Disable       Enable or Disable
    -------------------------------------------------------------------------------------------------------------------------------
        18.17   Transmit Mute                           On or Off               On or Off               On or Off
    -------------------------------------------------------------------------------------------------------------------------------
        18.18   Data Loopback                           On or Off               On or Off               On or Off
    -------------------------------------------------------------------------------------------------------------------------------
        18.19   FEC                                     Enable or Disable       Enable or Disable       Enable or Disable
    -------------------------------------------------------------------------------------------------------------------------------
        18.20   Alarm Relay Names                       8 characters max        8 characters max        8 characters max
                                                        per relay               per relay               per relay
    -------------------------------------------------------------------------------------------------------------------------------
        18.21   Trib 1 thru 8                           Normal or invert        Normal or invert        Normal or invert
    -------------------------------------------------------------------------------------------------------------------------------
        18.22   not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.23   not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.24   not used
    -------------------------------------------------------------------------------------------------------------------------------
        18.25   Transmit Freq Start                     xx,xxx.xx MHz           xx,xxx.xx MHz           xx,xxx.xx MHz
                                                        (Two decimal places)    (Two decimal places)    (Two decimal places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.26   Transmit Freq End                       xx,xxx.xx MHz           xx,xxx.xx MHz           xx,xxx.xx MHz
                                                        (Two decimal places)    (Two decimal places)    (Two decimal places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.27   Transmit to Transmit Spacing            1.00 to 99.75 MHz       1.00 to 99.75 MHz       1.00 to 99.75 MHz
                                                        (Two decimal places)    (Two decimal places)    (Two decimal places)
    -------------------------------------------------------------------------------------------------------------------------------
        18.28   Number of frequency plans stored        25 max                  25 max                  25 max
    -------------------------------------------------------------------------------------------------------------------------------
        18.29   P.I.N.s                                 4 digits                4 digits                4 digits
    -------------------------------------------------------------------------------------------------------------------------------
        18.30   PIN Access Levels                       Keys only               Keys only               Keys only
    -------------------------------------------------------------------------------------------------------------------------------

 9.0    Mechanical
    -------------------------------------------------------------------------------------------------------------------------------
        19.10   ARU
    -------------------------------------------------------------------------------------------------------------------------------
        19.12           Diameter                        8.9" (22.6 cm)          8.9" (22.6 cm)          8.9" (22.6 cm)
    -------------------------------------------------------------------------------------------------------------------------------
        19.14           Depth                           4.8" (12.2 cm)          4.8" (12.2 cm)          4.8" (12.2 cm)
    -------------------------------------------------------------------------------------------------------------------------------
        19.15   SIU Horizontal 19" EIA Rack (1RU)
    -------------------------------------------------------------------------------------------------------------------------------
        19.16           Height                          1.72" (4.37 cm)         1.72" (4.37 cm)         1.72" (4.37 cm)
    -------------------------------------------------------------------------------------------------------------------------------
        19.20           Depth                           10" (25.4 cm)           10" (25.4 cm)           10" (25.4 cm)
    -------------------------------------------------------------------------------------------------------------------------------

20.0    Antennas
    -------------------------------------------------------------------------------------------------------------------------------
        20.10   Type                                    Dielectrically          Dielectrically          Dielectrically
                                                        Loaded Horn             Loaded Horn             Loaded Horn
    -------------------------------------------------------------------------------------------------------------------------------
        20.11   Antenna Size                            24 cm                   24 cm                   24 cm
    -------------------------------------------------------------------------------------------------------------------------------
        20.12           Frequency Range                 21.2 GHz to 23.6 GHz    24.5 GHz to 26.5 GHz    37.0 GHz to 40.0 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        20.13           Radiation Pattern               Innova Standard         Innova Standard         Innova Standard
                                                        Performance Mask        Performance Mask        Performance Mask
    -------------------------------------------------------------------------------------------------------------------------------
        20.14           Nominal Gain                    32 dBl                  33 dBl                  37 dBl
    -------------------------------------------------------------------------------------------------------------------------------
        20.15           Gain Variation over Band        +/- 1 dB                +/- 1 dB                +/- 1 dB
    -------------------------------------------------------------------------------------------------------------------------------
        20.16           Half Power Beam Width           4.0 Degrees             4.0 Degrees             2.4 Degrees
    -------------------------------------------------------------------------------------------------------------------------------
        20.17           Cross polarization              26 dB min               26 dB min               26 dB min
                        discrimination
    -------------------------------------------------------------------------------------------------------------------------------
        20.18           Electrical Interface            Innova type to mount    Innova type to mount    Innova type to mount
                                                        to ARU Unit             to ARU Unit             to ARU Unit
    -------------------------------------------------------------------------------------------------------------------------------
        20.19           Pole Mount Diameter (Std)       1.5 inches to 4.5       1.5 inches to 4.5       1.5 inches to 4.5
                                                        inches diameter         inches diameter         inches diameter
    -------------------------------------------------------------------------------------------------------------------------------
        20.20
    -------------------------------------------------------------------------------------------------------------------------------
        20.21           Azimuth Adjustment Range        360 degrees             360 degrees             360 degrees
    -------------------------------------------------------------------------------------------------------------------------------
        20.22           Elevation Adjustment Range      +/- 50 degrees          +/- 50 degrees          +/- 50 degrees
    -------------------------------------------------------------------------------------------------------------------------------
        20.23   Antenna Size                            34 cm                   34 cm                   34 cm
    -------------------------------------------------------------------------------------------------------------------------------
        20.24           Frequency Range                 21.2 GHz to 23.6 GHz    24.5 GHz to 26.5 GHz    37.0 GHz to 39.5 GHz
    -------------------------------------------------------------------------------------------------------------------------------
        20.25           Radiation Pattern               Innova High             Innova High             Innova High
                                                        Performance Mask        Performance Mask        Performance Mask
    -------------------------------------------------------------------------------------------------------------------------------
        20.26           Nominal Gain                    36 dBl                  37 dBl                  40 dBl
    -------------------------------------------------------------------------------------------------------------------------------
        20.27           Gain Variation over Band        +/- 1 db                +/- 1 db                +/- 1 db
    -------------------------------------------------------------------------------------------------------------------------------
        20.28           Half Power Beam Width           2.7 Degrees             2.7 Degrees             1.6 Degrees
    -------------------------------------------------------------------------------------------------------------------------------
        20.29           Cross polarization              26 dB min               26 dB min               26 dB min
                        discrimination
    -------------------------------------------------------------------------------------------------------------------------------
        20.30           Electrical Interface            Innova type to mount    Innova type to mount    Innova type to mount
                                                        to ARU Unit             to ARU Unit             to ARU Unit
    -------------------------------------------------------------------------------------------------------------------------------
        20.31           Pole Mount Diameter (Std)       1.5 inches to 4.5       1.5 inches to 4.5       1.5 inches to 4.5
                                                        inches diameter         inches diameter         inches diameter
    -------------------------------------------------------------------------------------------------------------------------------
        20.32
    -------------------------------------------------------------------------------------------------------------------------------
        20.33           Azimuth Adjustment Range        360 degrees             360 degrees             360 degrees
    -------------------------------------------------------------------------------------------------------------------------------
        20.34           Elevation Adjustment Range      +/- 50 degrees          +/- 50 degrees          +/- 50 degrees
    -------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                          Design          FAT          Factory      Type        Install &       Packing &
        Specification Notes             Evaluation     All Units     Sample Test   Approval     Commission      Shipping
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
0.5 dB steps preferred, up to           *
max power available
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
Early warning BER alarm                 *
--------------------------------------------------------------------------------------------------------------------------
High Error Rate BER Alarm               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
Both Local and Remote loopback          *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
Visible on XPView only                  *                               *
--------------------------------------------------------------------------------------------------------------------------
"n" alarm without data, "l" alarm       *
with data
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
Can be Enabled, Disabled or Locked      *               *               *
--------------------------------------------------------------------------------------------------------------------------
XPView                                  *               *
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
EIA standard for a 1.75" rack unit      *
--------------------------------------------------------------------------------------------------------------------------
Industry standard of 10" max            *
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *               *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------------------------------------------------


Page 6   Printed 28/10/96   Innova Corp.     000-000001-SPC   Rev 09SAT

                                                       Confidential Information

EXHIBIT 23.2

                    COMBINED INDEPENDENT AUDITORS' REPORT ON
                    FINANCIAL STATEMENT SCHEDULE AND CONSENT

The Board of Directors
Innova Corporation:

     The audits referred to in our report dated April 30, 1997, except as to
Note 17, which is as of June 17, 1997, included the related financial statement schedule, listed in Item 16 herein, as of December 31, 1996, and for each of years in the two-year period ended March 31, 1996 and for the nine month fiscal period ended December 31, 1996, included in the registration statement. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement schedule based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" and "Selected Financial Data" in the prospectus.

                                                /s/ KPMG PEAT MARWICK LLP

Seattle, Washington
June 17, 1997

        XP4 Series Terminal Specification  (13, 15 & 18 GHz)
        ----------------------------------------------------------
        Rev 09 SAT              28-Oct-96               (04:46 PM)                                 Originated By [                ]
        ----------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        Sect      Parameter                                 13 GHz Specification    15 GHz Specification   18 GHz Specification
        ---------------------------------------------------------------------------------------------------------------------------

7.0     Data Interfaces
    -------------------------------------------------------------------------------------------------------------------------------
        7.10  Line code                                    HDB3                     HDB3                    HDB3
    -------------------------------------------------------------------------------------------------------------------------------
        7.11  Connector Type                               BNC 75 ohm unbalanced    BNC 75 ohm unbalanced   BNC 75 ohm unbalanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.12                                               RJ48 120 ohm balanced    RJ48 120 ohm balanced   RJ48 120 ohm balanced
    -------------------------------------------------------------------------------------------------------------------------------
        7.13  Compatability (2 Mbits/s or T1 Interface)    CCITT G.703              CCITT G.703             CCITT G.703
    -------------------------------------------------------------------------------------------------------------------------------
        7.14      Input Rate Frequency Tolerance






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                                                          Design          FAT          Factory       Type     Install &    Packing &
        Specification Notes                             Evaluation     All Units     Sample Test   Approval   Commission   Shipping
------------------------------------------------------------------------------------------------------------------------------------